UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3614

Oppenheimer Rochester Fund Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 6/30/2017

Item 1.  Reports to Stockholders.

Semiannual Report	6/30/2017

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 6/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	6.46%	1.41%	3.57%
1-Year	4.41	-0.54	-0.49
5-Year	4.18	3.17	3.26
10-Year	4.19	3.68	4.60

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester Fund Municipals continued to generate attractive levels of tax-free income during the most recent reporting period. As of June 30, 2017, the Class A shares provided a distribution yield at net asset value (NAV) of 4.70% and a yield-driven, 6-month total return of 6.46% at NAV. Over the same period, the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, provided a total return of 3.57%.

MARKET OVERVIEW

During this reporting period, U.S. equities rallied and prices improved on AAA-rated municipal bonds across the yield curve and Treasury bonds with maturities of 4 years and more. Higher prices in the municipal bond market contributed to the positive total return this reporting period of this Fund’s benchmark, which is a widely used index of the performance of the general muni market.

On June 14, 2017, the Fed Funds target rate was raised by one-quarter of 1 percentage point to a range of 1.00% to 1.25%, and the Federal Reserve Open Market Committee (FOMC) signaled plans for one more rate increase in 2017. Citing continued U.S.

The average distribution yield in Lipper’s New York Municipal Debt Funds category was 2.96% at the end of this reporting period. At 4.70%, the distribution yield at NAV for this Fund’s Class A shares was 174 basis points higher than the category average.

economic growth and job market strength, the Fed also announced it would begin to reduce its $4.5 trillion holdings of bonds and other securities later this year.

The benchmark interest rate was raised in December 2016 and in March 2017, each time by one-quarter of 1 percentage point.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	4.70%

Dividend Yield with sales charge	4.48

Standardized Yield	2.89

Taxable Equivalent Yield	5.63

Last distribution (6/27/17)	$0.060

Total distributions (1/1/17 to 6/30/17)	$0.383

Endnotes for this discussion begin on page 14 of this report.

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At a press conference after the March 2017 meeting, Chairman Janet Yellen said “The simple message is—the economy is doing well. The unemployment rate has moved way down, and many more people are feeling optimistic about their labor prospects.”

From December 2008 until December 2015, the key rate was held to a range of zero to 0.25%.

Please note: On July 26, 2017, the FOMC announced its decision to maintain the target range for the Fed Funds rate to the range that had been set the prior month. According to the Fed’s press release, the FOMC “expects that economic conditions will evolve in a manner that will warrant gradual increases” to the Fed Funds rate. Additionally, the “balance sheet normalization program” for reducing its holdings will begin “relatively soon, provided the economy evolves broadly as anticipated.”

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. During this reporting period, the muni market’s reactions to the Fed’s moves did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

High-grade municipal bonds rallied during this reporting period, and the yield curve for these securities was lower on June 30, 2017 than it had been on December 30, 2016, the last business day of the previous reporting period. The median yield on 30-year, AAA-rated muni bonds stood at 2.97% on June 30, 2017, down 20 basis points from December 30, 2016. The median yield on 10-year, AAA-rated muni bonds was 2.15% on June 30, 2017, down 23 basis points from the December 2016 date, and the median yield on 1-year, AAA-rated muni bonds was 0.87%, down 9 basis points from the December 2016 date.

Treasury prices at most maturities also rose during the reporting period, but high-grade munis at the long end of the maturity curve continued to offer taxpayers in all federal tax brackets more favorable after-tax yields than Treasury securities with comparable maturities; Treasury bonds are backed by the full faith and credit of the U.S. government.

After six years of on-time budgets, a $153 billion spending plan for New York State’s fiscal year 2018 was approved on April 9, 2017, nine days late. It included free State University of New York (SUNY) tuition for eligible students, ride-hailing services for upstate New York, a 4.4% increase in aid to schools, $200 million to fight heroin addiction and $200 million for a statewide recreational trail. Other investments include a 5-year, $2.5 billion fund to improve the state’s drinking water infrastructure and $207 million for the Rochester photonics institute and other SUNY Polytechnic Institute projects.

In January 2017, the Port Authority of New York and New Jersey approved a

4      OPPENHEIMER ROCHESTER FUND MUNICIPALS

lease through 2050 to redevelop the Delta terminals at LaGuardia Airport. The Port Authority is providing $600 million for the project and the remaining $3.6 billion cost will be privately funded by Delta and its partners.

Plans for the redevelopment of the JFK International Airport continue as the Port Authority issued requests for proposals for preliminary engineering and design work for the $10 billion project. New York State is devoting $1.5 billion to improve the Van Wyck Expressway and Kew Gardens Interchange to reduce congestion near the airport.

Foundation and steel work has begun on the expansion of the Jacob K. Javits Convention Center in Manhattan. This is a $1.5 billion project that is expected to generate $393 million in new economic activity annually and to create more than 3,000 construction jobs as well as an additional 6,000 permanent jobs once it is completed.

The Metropolitan Transportation Authority (MTA) issued a $313 million green bond in March 2017. This bond will refinance existing low-carbon transportation projects including stations and subway cars on the subway system in New York.

According to Comptroller Thomas DiNapoli, spending was up 19.1% for the first 2 months of fiscal year 2018, a result of spending increases of $2 billion for Medicaid and $1.1 billion for education. New York State tax revenue, meanwhile, was down 8.8% in May

2017 compared to the same period last year, and $62.3 million below the latest budget projections.

As of June 30, 2017, New York State’s general obligation (G.O.) bonds were rated Aa1 by Moody’s Investors Service and AA-plus by S&P and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

Three weeks ahead of schedule, Mayor Bill de Blasio and the New York City Council announced an $85.2 billion budget for fiscal year 2018. The spending plan included $1.2 billion for the general reserve, $4.2 billion in retiree health benefits, and $250 million for the capital stabilization reserve. The spending plan was 3.8% larger than the previous fiscal year’s, despite savings related to a partial hiring freeze and debt service obligations.

Near the end of the reporting period, the mayor announced New York Works, a 10-year job initiative to create 100,000 good-paying jobs through a $1 billion investment in targeted industries such as technology, cybersecurity, life sciences and health care, industrial and manufacturing, and the creative and cultural sectors. De Blasio said he would add $250 million in new spending to the November and January budget updates.

As of June 30, 2017, Fitch and S&P affirmed their AA ratings for New York City’s G.O. bonds and Moody’s assigned an Aa2 rating.

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The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

The Puerto Rico Electric Power Authority (PREPA) made its $192.5 million interest payment in full on January 3, 2017. In 2016, PREPA and its forbearing bondholders, including Oppenheimer Rochester, finalized the restructuring support agreement (RSA), the terms of which had been agreed in September 2015 but expired on June 28, 2017, when PREPA declined to further extend the RSA, as described in more detail below.

Also in early January, subsidiaries of the insurer Assured Guaranty made payments of $39 million and $5 million on G.O. debt and Public Building Authority debt, respectively.

Ricardo Rosselló Nevares, who was elected governor of the Commonwealth in November 2016, began his term in office by signing several executive orders related to fiscal and economic conditions in the Commonwealth, including a measure that requires reductions in the operating expenses of all government agencies. Gov. Rosselló also ordered the use of zero-base budgets beginning with fiscal 2018 (beginning July 1, 2017) and the creation of an entity to expedite the approvals of permits and certifications for infrastructure projects.

In the first month of his administration, Gov. Rosselló tried to secure some changes to deadlines set forth in the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA), which was enacted in June 2016. Ultimately, the federal oversight board established by PROMESA was amenable but imposed certain conditions, including a commitment not to take more loans to provide short-term liquidity. Simultaneously, the federal oversight board told Gov. Rosselló that his plan had to make spending cuts and certain revenue increases.

In January 2017, the governor signed an extension through December 2021 to a tax on foreign corporations. The Act 154 tax, originally slated to expire at the end of 2017, has historically been a significant source of government revenue. The governor also signed a new measure, the Puerto Rico Financial Emergency and Fiscal Responsibility Act, to replace the Debt Moratorium Act, which had given former Gov. Alejandro García Padilla the power to suspend debt payments. Puerto Rico continued to have a mixed record regarding debt payments. As expected, Puerto Rico failed to pay $358 million of interest on its G.O. bonds on January 3, but insurers paid nearly $54 million of this amount, according to The Bond Buyer.

In February 2017, Gov. Rosselló discussed his 10-year fiscal plan. The plan called for cuts in government spending and for funds to be set aside for future debt service obligations, but it did not meet the federal oversight board’s requirement that certain fiscal adjustments be

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The Rochester Portfolio Managers

Scott Cottier, CFA Team Leader and Senior Portfolio Manager	Troy Willis, JD, CFA Team Leader and Senior Portfolio Manager	Mark DeMitry, CFA Senior Portfolio Manager	Michael Camarella, CFA Senior Portfolio Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

made to close the fiscal 2019 budget gap. The federal oversight board called for emergency spending cuts on March 8 based on concerns about the Commonwealth’s liquidity and the need to reduce spending immediately; shortly thereafter, the board approved an amended plan and established a number of milestones for the Rosselló administration.

In other developments related to the fiscal plan, the federal fiscal 2018 budget proposal that President Trump announced in May

2017 calls for $1.59 billion to fund Medicaid in Puerto Rico, an increase of $1.24 billion versus the previous Medicaid cap for the Commonwealth. Puerto Rico officials did not adjust the Commonwealth’s fiscal plan, which assumes the federal government’s Medicaid allocation is zero.

Securities backed by Puerto Rico’s sales and use tax (COFINAs) as well as bonds issued by the Puerto Rico Industrial Development Company, PRASA (the Commonwealth’s

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The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	Rene Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Senior Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

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aqueduct and sewer authority), and PRHTA (its highways and transportation authority) made full coupon payments on February 1, 2017. However, the Government Development Bank (GDB), Public Finance Corporation, and the Commonwealth’s infrastructure finance authority failed to make certain payments on February 1.

Despite the portfolio management team’s multi-year efforts to reach negotiated settlements with various issuers in Puerto Rico, the federal oversight board in May 2017 commenced proceedings under Title III of PROMESA, similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway Transportation Authority and the Employee Retirement System. The commencement of these proceedings effectively blocked various lawsuits that had been filed soon after the May 1 expiration of the stay of litigation, which had been included in PROMESA and subsequently extended.

In late June 2017, PREPA allowed the nearly finalized RSA to terminate, even though the forbearing creditors had offered to extend the agreement again. Please note: On July 2, 2017, just after the end of the reporting period, the federal oversight board commenced PREPA’s Title III proceeding; the utility did not make its July 3 payments of principal and interest.

In Title III, the unresolved issues among debtors and creditors will proceed along separate tracks: mediation and litigation.

While court-facilitated mediation may be an effective and efficient process, investors should be aware that protracted litigation remains a very real possibility. These developments affect current dividend distribution calculations for funds with holdings subject to Title III. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts.

In other news, at the end of May, the governor proposed a $9.56 billion general fund budget that called for a 6.3% increase in spending but no debt payments. In late June, the federal oversight board approved its own consolidated budget and earmarked more than $900 million for debt-service obligations.

The Commonwealth held a vote regarding statehood in June. Those who voted in the nonbinding referendum were overwhelmingly in favor of changing the Commonwealth’s status to U.S. statehood, but less than one-quarter of the electorate voted.

Please note: In mid-July 2017, after the end of this Fund’s reporting period, the federal oversight board approved a restructuring plan for the GDB, giving bondholders between 55% and 75% of the face value of their debt; the size of the “haircut” depends on the interest rate of the newly issued debt. In late July, the mayor of San Juan announced intentions to challenge this plan as a means to protect the city’s GDB deposits. (This Fund does not hold GDB debt; the Oppenheimer

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Rochester funds’ holdings of GDB debt represent less than one-hundredth of 1% of the assets of a single fund, Oppenheimer Rochester Limited Term California Municipal Fund.)

FUND PERFORMANCE

Oppenheimer Rochester Fund Municipals held more than 780 securities as of June 30, 2017. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed income investments. This Fund’s Class A dividend, which was 6.7 cents per share at the outset of this reporting period, was reduced to 6.4 cents per share beginning with the February 2017 payout and to 6.0 cents per share beginning with the June 2017 payout. In all, the Fund distributed 38.3 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

Four of the Fund’s five largest sectors were the largest contributors to the Fund’s performance during this reporting period. The Fund’s outperformance versus its benchmark this reporting period was primarily driven by its holdings of tobacco bonds. These high-yielding securities, which are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA), constituted the Fund’s largest sector as of June 30, 2017. Other leading contributors to performance were the Fund’s third, fourth and fifth largest sectors: electric utilities, marine/aviation facilities and highway/commuter facilities, respectively. The electric utilities sector included bonds issued in Guam and by PREPA. Research-based security selection continued to be a factor in the strong performance of these sectors. The Fund’s sewer utilities sector, consisting entirely of bonds issued by PRASA, was the Fund’s eleventh largest sector based on June 30, 2017 assets and its fourth largest contributor to performance.

Of the Fund’s 37 sectors, four detracted from the Fund’s total return during the reporting period. Securities in the sales tax revenue sector, the Fund’s second largest, were adversely affected by developments in Puerto Rico (as discussed above). Also detracting from the Fund’s performance were securities in the Special Tax, municipal leases, and diversified financial services sectors. The Special Tax sector consists of bonds backed by various taxes and included several issued in Puerto Rico and the U.S. Virgin Islands, and the vast majority of holdings in the municipal lease sector were issued in Puerto Rico.

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth

10      OPPENHEIMER ROCHESTER FUND MUNICIPALS

continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state and local income taxes, and the Fund’s holdings include the aforementioned G.O. bonds and securities from many different sectors. The net assets of the Fund’s holdings of bonds issued in Puerto Rico (less the Commonwealth’s tobacco bonds, which are excluded because they are backed by MSA proceeds) exceeded the net assets of any of the Fund’s individual sectors as of June 30, 2017. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Puerto Rico – including some of the G.O.s and sales tax revenue bonds – are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of June 30, 2017, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/ rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will

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continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader	Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio managers: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco Master Settlement Agreement	16.6%
Sales Tax Revenue	11.4
Electric Utilities	9.6
Marine/Aviation Facilities	8.7
Highways/Commuter Facilities	7.9
General Obligation	5.4
Higher Education	4.9
Hospital/Healthcare	4.3
Real Estate	3.6
Special Tax	3.5

Portfolio holdings are subject to change. Percentages are as of June 30, 2017 and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Manager- Rated	Total
AAA	8.5%	0.3%	8.8%
AA	25.4	0.0	25.4
A	14.4	0.1	14.5
BBB	11.0	5.2	16.2
BB or lower	22.6	12.5	35.1
Total	81.9%	18.1%	100.0%

The percentages above are based on the market value of the securities as of June 30, 2017 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 6/30/17

	Without Sales Charge	With Sales Charge
Class A	4.70%	4.48%
Class B	3.83	N/A
Class C	3.84	N/A
Class Y	4.98	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 6/30/17
Class A	2.89%
Class B	2.27
Class C	2.28
Class Y	3.27

TAXABLE EQUIVALENT YIELDS

As of 6/30/17
Class A	5.63%
Class B	4.42
Class C	4.44
Class Y	6.37

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 6/30/17

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	6.46%	4.41%	4.18%	4.19%
Class B (RMUBX)	3/17/97	5.98	3.49	3.27	3.61
Class C (RMUCX)	3/17/97	6.06	3.57	3.29	3.29
Class Y (RMUYX)	4/28/00	6.57	4.59	4.33	4.34

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 6/30/17
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (RMUNX)	5/15/86	1.41%	-0.54%	3.17%	3.68%
Class B (RMUBX)	3/17/97	0.98	-1.46	2.95	3.61
Class C (RMUCX)	3/17/97	5.06	2.58	3.29	3.29
Class Y (RMUYX)	4/28/00	6.57	4.59	4.33	4.34

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge

14      OPPENHEIMER ROCHESTER FUND MUNICIPALS

of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.060 for the 35-day accrual period ended June 27, 2017. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on June 27, 2017; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0489, $0.0489 and $0.0636, respectively, for the 35-day accrual period ended June 27, 2017 and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended June 30, 2017 and either the maximum offering price (for Class A shares) or NAV (for the other classes) on June 30, 2017. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final NAVs of the reporting period for the funds in each category. The average yield at NAV in Lipper’s New York Municipal Debt Funds category is based on 95 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and New York tax rate of 48.7% (51.1% for residents of New York City). Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within

15      OPPENHEIMER ROCHESTER FUND MUNICIPALS

an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The median yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon and a 10-year par call. The MMA benchmark is constructed using yields from a group of active primary and secondary market makers and other municipal market participants.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended June 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended June 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Actual	Beginning Account Value January 1, 2017	Ending Account Value June 30, 2017	Expenses Paid During 6 Months Ended June 30, 2017
Class A	$1,000.00	$1,064.60	$5.23
Class B	1,000.00	1,059.80	9.39
Class C	1,000.00	1,060.60	9.39
Class Y	1,000.00	1,065.70	4.26

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.74	5.12
Class B	1,000.00	1,015.72	9.19
Class C	1,000.00	1,015.72	9.19
Class Y	1,000.00	1,020.68	4.17

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended June 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.02%
Class B	1.83
Class C	1.83
Class Y	0.83

18      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS June 30, 2017 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—106.9%
New York—82.6%
$495,000	Albany County, NY IDA (Wildwood Programs)[1,2]	4.900%		07/01/2021	$495,114
1,525,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.375		07/01/2026	1,646,512
1,315,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.625		07/01/2031	1,413,099
8,165,000	Albany, NY Capital Resource Corp. (College Saint Rose)[2]	5.875		07/01/2041	8,770,843
300,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000		05/01/2027	359,304
400,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000		05/01/2028	475,344
550,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000		05/01/2029	648,686
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000		05/01/2030	409,598
350,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000		05/01/2031	407,214
200,000	Albany, NY Capital Resource Corp. (Empire Commons Student Hsg.)[2]	5.000		05/01/2032	231,510
445,000	Albany, NY IDA (Albany Rehabilitation)[2]	8.375		06/01/2023	445,828
3,125,000	Albany, NY IDA (Brighter Choice Charter School)[2]	5.000		04/01/2027	3,019,625
1,350,000	Albany, NY IDA (Brighter Choice Charter School)[2]	5.000		04/01/2032	1,237,504
900,000	Albany, NY IDA (Brighter Choice Charter School)[2]	5.000		04/01/2037	796,581
1,760,000	Albany, NY IDA (Sage Colleges)[2]	5.300		04/01/2029	1,623,459
305,000	Albany, NY Parking Authority	1.232	[3]	11/01/2017	303,347
4,180,000	Amherst, NY IDA (Beechwood Health Care Center)[2]	5.200		01/01/2040	4,185,058
150,000	Blauvelt, NY Volunteer Fire Company[2]	6.250		10/15/2017	150,261
2,735,000	Brookhaven, NY IDA (Enecon Corp.)[2]	6.300		11/01/2033	2,672,095
1,235,000	Brookhaven, NY Local Devel. Corp. (Jefferson’s Ferry)[2]	5.250		11/01/2036	1,376,630
1,500,000	Brooklyn, NY Local Devel. Corp. (Barclays Center Arena)[2]	5.000		07/15/2026	1,780,140
2,250,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	5.000		07/15/2028	2,646,112
7,500,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	5.000		07/15/2030	8,685,225
11,605,000	Brooklyn, NY Local Devel. Corp. (Brooklyn Events Center)[2]	5.000		07/15/2042	13,026,612
1,770,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[2]	5.375		10/01/2041	1,971,143
870,000	Buffalo & Erie County, NY Industrial Land Devel. (Buffalo State College Foundation Hsg. Corp.)[2]	6.000		10/01/2031	1,001,918
500,000	Buffalo & Erie County, NY Industrial Land Devel. (CathHS/KMHosp/SOCHOB Obligated Group)[2]	5.250		07/01/2035	559,505
1,500,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1,2]	4.500		06/01/2027	1,616,055
840,000	Buffalo & Erie County, NY Industrial Land Devel. (Charter School for Applied Technologies)[1,2]	5.000		06/01/2035	902,756
300,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000		07/01/2029	349,017

19      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$150,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000%	07/01/2030	$173,340
210,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000	07/01/2031	241,456
245,000	Buffalo, NY Municipal Water Finance Authority[2]	5.000	07/01/2032	280,383
2,100,000	Build NYC Resource Corp. (Chapin School)[2]	5.000	11/01/2026	2,649,990
880,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2032	1,036,367
1,500,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2036	1,739,565
1,680,000	Build NYC Resource Corp. (Manhattan College)[2]	5.000	08/01/2047	1,924,205
1,100,000	Build NYC Resource Corp. (New York Methodist Hospital)[2]	5.000	07/01/2026	1,287,616
500,000	Build NYC Resource Corp. (New York Methodist Hospital)[2]	5.000	07/01/2030	567,810
1,500,000	Build NYC Resource Corp. (Pratt Paper)[2]	4.500	01/01/2025	1,593,945
3,250,000	Build NYC Resource Corp. (Pratt Paper)[2]	5.000	01/01/2035	3,504,735
860,000	Build NYC Resource Corp. (YMCA of Greater New York)[2]	5.000	08/01/2032	947,806
2,870,000	Bushnell Basin, NY Fire Assoc. (Volunteer Fire Dept.)[2]	5.750	11/01/2030	2,904,440
1,000,000	Canton, NY Resource Corp. Student Hsg. Facility (Grasse River-SUNY Canton)[2]	5.000	05/01/2040	1,108,200
510,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2030	572,919
540,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2031	604,130
200,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2034	217,582
250,000	Cattaraugus County, NY Capital Resource Corp. (St. Bonaventure University)[2]	5.000	05/01/2039	270,087
525,000	Cattaraugus County, NY IDA (St. Bonaventure University)[2]	5.450	09/15/2019	525,625
95,000	Chautauqua, NY Utility District[2]	5.000	06/01/2023	95,200
105,000	Chautauqua, NY Utility District[2]	5.000	06/01/2025	105,202
555,000	Chemung County, NY IDA (Hathorn Redevel. Company)[1,2]	4.850	07/01/2023	556,682
1,515,000	Chemung County, NY IDA (Hathorn Redevel. Company)[2]	5.000	07/01/2033	1,517,697
845,000	Clifton Springs, NY Hospital & Clinic[2]	8.000	01/01/2020	834,497
2,335,000	Dutchess County, NY IDA (Marist College)[2]	5.000	07/01/2036	2,634,954
3,680,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/ NDH/VBHosp Obligated Group)[2]	5.000	07/01/2027	4,397,968
1,255,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/ NDH/VBHosp Obligated Group)[2]	5.000	07/01/2030	1,458,197
1,195,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/ NDH/VBHosp Obligated Group)[2]	5.000	07/01/2044	1,315,599
11,575,000	Dutchess County, NY Local Devel. Corp. (HQS/PHCtr/ NDH/VBHosp Obligated Group)[2]	5.000	07/01/2046	12,972,334
2,715,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/ NDH/PHCtr Obligated Group)[2]	5.000	07/01/2035	3,085,543
650,000	Dutchess County, NY Local Devel. Corp. (HQS/VBHosp/ NDH/PHCtr Obligated Group)[2]	5.750	07/01/2040	721,097

20      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000%		07/01/2034	$998,634
840,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000		07/01/2036	993,812
1,205,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000		07/01/2037	1,424,503
2,535,000	Dutchess County, NY Local Devel. Corp. (Vassar College)[2]	5.000		07/01/2042	2,977,510
1,000,000	Dutchess County, NY Water & Wastewater Authority	5.392	[3]	06/01/2027	789,600
1,780,000	East Rochester, NY Hsg. Authority (Jefferson Park Apartments)[2]	6.750		03/01/2030	1,782,350
2,560,000	East Rochester, NY Hsg. Authority (Woodland Village)[2]	5.500		08/01/2033	2,567,603
2,365,000	Elmira, NY Hsg. Authority (Eastgate Apartments)[2]	6.250		06/01/2044	2,405,796
10,000,000	Erie County, NY IDA (Buffalo City School District)[2]	5.000		05/01/2030	11,968,700
7,050,000	Erie County, NY IDA (Charter School Applied Tech)[2]	6.875		06/01/2035	7,086,519
2,730,000	Erie County, NY IDA (Global Concepts Charter School)[2]	6.250		10/01/2037	2,798,741
715,000	Erie County, NY IDA (The Episcopal Church Home)[2]	6.000		02/01/2028	716,201
194,300,000	Erie County, NY Tobacco Asset Securitization Corp.	7.190	[3]	06/01/2055	11,716,290
1,024,000,000	Erie County, NY Tobacco Asset Securitization Corp.	7.645	[3]	06/01/2060	24,760,320
1,500,000	Essex County, NY IDA (International Paper Company)[2]	6.625		09/01/2032	1,566,105
300,000	Franklin County, NY Solid Waste Management Authority[2]	5.000		06/01/2025	332,328
55,000	Genesee County, NY IDA (United Memorial Medical Center)[2]	5.000		12/01/2032	55,038
100,000	Glens Falls, NY GO2	6.000		02/01/2040	103,007
475,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2029	558,909
1,700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2029	1,897,404
425,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2030	497,063
390,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2031	452,841
700,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2032	808,892
1,500,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2034	1,638,675
730,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2035	833,485
570,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2036	649,766
420,000	Hempstead, NY Local Devel. Corp. (Molloy College)[1,2]	5.000		07/01/2038	479,157
1,250,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2039	1,355,862
1,000,000	Hempstead, NY Local Devel. Corp. (Molloy College)[2]	5.000		07/01/2044	1,079,550
26,500,000	Hudson Yards, NY Infrastructure Corp.[4]	5.000		02/15/2042	30,805,190
10,000,000	Hudson Yards, NY Infrastructure Corp.[2]	5.000		02/15/2045	11,606,500
20,720,000	Hudson Yards, NY Infrastructure Corp.[2]	5.750		02/15/2047	24,018,210
13,730,000	Hudson Yards, NY Infrastructure Corp.[2]	5.750		02/15/2047	15,764,786
3,400,000	L.I., NY Power Authority, Series A2	5.000		05/01/2036	3,778,794
29,735,000	L.I., NY Power Authority, Series A2	5.000		09/01/2037	33,012,986
12,315,000	L.I., NY Power Authority, Series A2	5.000		09/01/2039	13,850,434
20,000,000	L.I., NY Power Authority, Series A2	5.000		09/01/2042	22,164,200
14,530,000	L.I., NY Power Authority, Series A2	5.000		09/01/2044	16,351,626
10,475,000	L.I., NY Power Authority, Series A2	5.750		04/01/2039	11,207,098
5,000,000	L.I., NY Power Authority, Series B2	5.000		09/01/2030	5,906,100
6,280,000	L.I., NY Power Authority, Series B2	5.000		09/01/2035	7,247,434
3,750,000	L.I., NY Power Authority, Series B2	5.000		09/01/2036	4,321,200

21      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$8,050,000	L.I., NY Power Authority, Series B2	5.000%	09/01/2041	$9,234,638
1,900,000	L.I., NY Power Authority, Series B2	5.750	04/01/2033	2,055,515
435,000	Lockport City, NY GO2	5.000	10/15/2020	470,713
455,000	Lockport City, NY GO2	5.000	10/15/2021	501,410
480,000	Lockport City, NY GO2	5.000	10/15/2022	535,363
505,000	Lockport City, NY GO2	5.000	10/15/2023	568,080
530,000	Lockport City, NY GO2	5.000	10/15/2024	596,912
100,000	Madison County, NY IDA (Commons II Student Hsg.)[2]	5.000	06/01/2033	103,750
2,300,000	Monroe County, NY IDA (Parma Senior Hsg. Assoc.)[2]	6.500	12/01/2042	2,310,005
5,000,000	Monroe County, NY IDA (Rochester General Hospital)[2]	5.000	12/01/2046	5,610,050
1,000,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2030	1,177,660
1,500,000	Monroe County, NY IDA (Rochester Schools Modernization)[2]	5.000	05/01/2031	1,753,680
2,515,000	Monroe County, NY IDA (Summit at Brighton)[2]	5.375	07/01/2032	2,515,251
3,410,000	Monroe County, NY IDA (Summit at Brighton)[1,2]	5.500	07/01/2027	3,410,682
180,000	Monroe County, NY IDA (University of Rochester)[2]	5.000	07/01/2028	218,639
100,000	Monroe County, NY IDA (Volunteers of America)[1,2]	5.700	08/01/2018	99,979
2,785,000	Monroe County, NY IDA (Volunteers of America)[2]	5.750	08/01/2028	2,741,192
375,000	Monroe County, NY Industrial Devel. Corp. (Highland Hospital of Rochester)[2]	5.000	07/01/2034	425,722
890,000	Monroe County, NY Industrial Devel. Corp. (Monroe Community College)[2]	5.000	01/15/2038	996,684
850,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.000	10/01/2026	938,357
500,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.250	10/01/2031	550,245
1,840,000	Monroe County, NY Industrial Devel. Corp. (Nazareth College of Rochester)[2]	5.500	10/01/2041	2,018,443
50,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[2]	5.000	12/01/2037	54,835
2,010,000	Monroe County, NY Industrial Devel. Corp. (Rochester General Hospital)[2]	5.000	12/01/2042	2,188,649
500,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.000	06/01/2029	573,860
1,515,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.000	06/01/2044	1,678,075
960,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.500	06/01/2034	1,111,536
850,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	5.625	06/01/2026	958,825
1,495,000	Monroe County, NY Industrial Devel. Corp. (St. John Fisher College)[2]	6.000	06/01/2034	1,673,144
15,100,000	Monroe County, NY Industrial Devel. Corp. (Unity Hospital Rochester)[2]	5.750	08/15/2035	17,315,321
1,500,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[2]	5.000	07/01/2032	1,774,050
1,000,000	Monroe County, NY Industrial Devel. Corp. (University of Rochester)[2]	5.000	07/01/2033	1,177,930

22      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$650,000,000	Monroe County, NY Tobacco Asset Securitization Corp. (TASC)	7.699%[3]		06/01/2061	$19,506,500
802,824	Municipal Assistance Corp. for Troy, NY	5.732	[3]	07/15/2021	750,070
1,218,573	Municipal Assistance Corp. for Troy, NY	5.740	[3]	01/15/2022	1,131,981
4,025,000	Nassau County, NY GO2	5.000		04/01/2030	4,604,197
6,475,000	Nassau County, NY GO2	5.000		04/01/2031	7,371,269
7,045,000	Nassau County, NY GO2	5.000		04/01/2032	7,983,042
1,000,000	Nassau County, NY GO2	5.000		01/01/2038	1,139,460
240,000	Nassau County, NY IDA (ACDS)[2]	5.950		11/01/2022	240,202
2,101,661	Nassau County, NY IDA (Amsterdam at Harborside)[5]	2.000		01/01/2049	350,767
5,823,750	Nassau County, NY IDA (Amsterdam at Harborside)[2]	6.700		01/01/2049	5,849,899
2,425,000	Nassau County, NY IDA (CSMR)[2]	5.950		11/01/2022	2,427,037
260,000	Nassau County, NY IDA (Epilepsy Foundation of L.I.)[2]	5.950		11/01/2022	260,218
1,660,000	Nassau County, NY IDA (Hispanic Counseling Center)[2]	6.500		11/01/2037	1,670,425
295,000	Nassau County, NY IDA (Life’s WORCA)[2]	5.950		11/01/2022	295,248
455,000	Nassau County, NY IDA (PLUS Group Home)[2]	6.150		11/01/2022	457,425
220,000	Nassau County, NY IDA, Series A-A2	6.000		06/01/2021	220,073
290,000	Nassau County, NY IDA, Series A-C2	6.000		06/01/2021	290,096
315,000	Nassau County, NY IDA, Series A-D2	6.000		06/01/2021	315,104
300,000	Nassau County, NY Local Economic Assistance Corp. (CHSLI / SCOSMC / CHS / SANC / SAR / SJRNC / SJR / VMNRC / CHFTEH / VMHCS / CHHSB Obligated Group)[2]	5.000		07/01/2033	332,646
1,055,215,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	5.644	[3]	06/01/2060	16,292,520
105,975,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.219	[3]	06/01/2046	6,652,051
40,000,000	Nassau County, NY Tobacco Settlement Corp. (TASC)	6.349	[3]	06/01/2060	162,800
3,670,000	New Rochelle, NY IDA (Soundview Apartments)[2]	5.375		04/01/2036	3,681,414
500,000	Niagara County, NY IDA (Niagara Falls Memorial Medical Center)	5.750		06/01/2018	500,870
500,000	Niagara, NY Area Devel. Corp. (Niagara University)[2]	5.000		05/01/2035	548,935
850,000	Niagara, NY Area Devel. Corp. (Niagara University)[2]	5.000		05/01/2042	930,376
280,000	Niagara, NY Frontier Transportation Authority (Buffalo Niagara International Airport)[2]	5.000		04/01/2021	313,071
1,570,000	North Tonawanda, NY HDC (Bishop Gibbons Associates)[2]	7.375		12/15/2021	1,779,674
5,135,000	NY Counties Tobacco Trust I2	6.500		06/01/2035	5,236,878
19,230,000	NY Counties Tobacco Trust I2	6.625		06/01/2042	19,236,923
3,550,000	NY Counties Tobacco Trust II (TASC)[2]	5.625		06/01/2035	3,620,432
9,025,000	NY Counties Tobacco Trust II (TASC)[2]	5.750		06/01/2043	9,044,043
25,000	NY Counties Tobacco Trust III (TASC)[2]	6.000		06/01/2043	25,496
66,335,000	NY Counties Tobacco Trust IV	4.900	[3]	06/01/2050	6,311,112
7,000,000	NY Counties Tobacco Trust IV2	5.000		06/01/2038	6,928,040
154,690,000	NY Counties Tobacco Trust IV	5.391	[3]	06/01/2055	9,043,177
608,700,000	NY Counties Tobacco Trust IV	5.822	[3]	06/01/2060	20,872,323
253,390,000	NY Counties Tobacco Trust V	5.343	[3]	06/01/2050	22,589,718
1,790,900,000	NY Counties Tobacco Trust V	6.732	[3]	06/01/2060	14,721,198
643,195,000	NY Counties Tobacco Trust V	6.845	[3]	06/01/2055	15,867,621
24,895,000	NY Counties Tobacco Trust VI2	5.625		06/01/2035	27,972,520
47,920,000	NY Counties Tobacco Trust VI2	5.750		06/01/2043	54,242,086

23      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$3,285,000	NY Counties Tobacco Trust VI2	6.000%	06/01/2043	$3,677,328
1,195,000	NY Counties Tobacco Trust VI2	6.250	06/01/2025	1,312,528
3,005,000	NY Counties Tobacco Trust VI2	6.450	06/01/2040	3,537,246
1,000,000	NY Counties Tobacco Trust VI (TASC)[2]	5.000	06/01/2036	1,093,990
870,000	NY Counties Tobacco Trust VI (TASC)[2]	5.000	06/01/2041	941,279
3,400,000	NY Counties Tobacco Trust VI (TASC)[2]	5.000	06/01/2045	3,633,648
6,375,000	NY Counties Tobacco Trust VI (TASC)[2]	5.000	06/01/2051	6,644,917
10,000,000	NY MTA[2]	5.000	11/15/2029	12,160,400
26,480,000	NY MTA[2]	5.000	11/15/2036	31,062,629
5,500,000	NY MTA[2]	5.250	11/15/2029	6,668,200
29,865,000	NY MTA Hudson Rail Yards[2]	5.000	11/15/2046	32,176,252
28,500,000	NY MTA Hudson Rail Yards[2]	5.000	11/15/2051	31,002,300
72,190,000	NY MTA Hudson Rail Yards[2]	5.000	11/15/2056	79,890,507
795,000	NY MTA, Series A2	5.000	11/15/2025	913,209
500,000	NY MTA, Series A2	5.000	11/15/2026	588,605
500,000	NY MTA, Series A2	5.000	11/15/2027	587,995
6,800,000	NY MTA, Series A2	5.250	11/15/2038	7,773,760
5,000,000	NY MTA, Series B2	5.000	11/15/2037	5,847,400
5,135,000	NY MTA, Series B2	5.250	11/15/2039	6,025,306
9,000,000	NY MTA, Series B2	5.250	11/15/2055	10,267,560
4,000,000	NY MTA, Series C2	5.000	11/15/2038	4,489,680
8,385,000	NY MTA, Series D2	5.000	11/15/2023	8,513,039
2,525,000	NY MTA, Series D2	5.000	11/15/2024	2,563,557
3,390,000	NY MTA, Series D2	5.000	11/15/2026	3,953,757
27,675,000	NY MTA, Series D2	5.000	11/15/2030	32,046,266
2,150,000	NY MTA, Series D2	5.000	11/15/2032	2,445,388
1,375,000	NY MTA, Series D2	5.250	11/15/2026	1,655,115
585,000	NY MTA, Series D2	5.250	11/15/2027	703,398
690,000	NY MTA, Series D2	5.250	11/15/2028	825,067
1,100,000	NY MTA, Series D2	5.250	11/15/2029	1,302,301
1,100,000	NY MTA, Series D2	5.250	11/15/2030	1,300,222
1,100,000	NY MTA, Series D2	5.250	11/15/2031	1,297,087
1,100,000	NY MTA, Series D2	5.250	11/15/2032	1,292,082
1,100,000	NY MTA, Series D2	5.250	11/15/2033	1,287,814
1,225,000	NY MTA, Series D2	5.250	11/15/2034	1,377,071
8,000,000	NY MTA, Series D-1[2]	5.000	11/01/2027	9,296,640
3,500,000	NY MTA, Series D-1[2]	5.000	11/01/2028	4,061,470
10,000,000	NY MTA, Series D-1[2]	5.000	11/15/2033	11,672,600
4,580,000	NY MTA, Series F2	5.000	11/15/2025	5,354,478
6,845,000	NY MTA, Series F2	5.000	11/15/2027	7,960,393
36,670,000	NY MTA, Series F2	5.000	11/15/2030	42,462,026
3,000,000	NY MTA, Series H2	5.000	11/15/2025	3,507,300
5,000,000	NY MTA, Series H2	5.000	11/15/2030	5,789,750
2,100,000	NY MTA, Series H2	5.000	11/15/2033	2,378,292
400,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2028	468,088
3,200,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2029	3,696,704
2,100,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2030	2,445,702
4,180,000	NY Triborough Bridge & Tunnel Authority[2]	5.000	11/15/2032	5,040,537

24      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$4,350,000	NY Triborough Bridge & Tunnel Authority[2]	5.000%		11/15/2033	$5,212,040
2,790,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2034	3,321,579
9,740,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2035	11,558,750
12,450,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2036	14,715,900
12,260,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2037	14,491,320
4,455,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2037	5,265,810
1,515,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2038	1,792,154
9,100,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2038	10,764,754
10,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2041	11,649,600
2,275,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2042	2,682,612
4,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2046	4,646,200
5,000,000	NY Triborough Bridge & Tunnel Authority[2]	5.000		11/15/2047	5,853,700
4,000,000	NY TSASC, Inc. (TFABs)[2]	5.000		06/01/2041	4,448,000
154,040,000	NY TSASC, Inc. (TFABs)[2]	5.000		06/01/2045	161,587,960
60,000,000	NY TSASC, Inc. (TFABs)[2]	5.000		06/01/2048	61,474,200
8,000,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2034	9,589,120
1,750,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2035	2,091,425
5,000,000	NY Utility Debt Securitization Authority[2]	5.000		12/15/2035	5,984,350
3,000,000	NYC GO2	5.000		08/01/2029	3,472,470
5,000,000	NYC GO2	5.000		08/01/2029	5,727,250
2,500,000	NYC GO2	5.000		10/01/2029	2,903,275
4,000,000	NYC GO2	5.000		08/01/2030	4,798,320
350,000	NYC GO2	5.000		10/01/2030	407,988
5,135,000	NYC GO2	5.000		10/01/2032	5,913,209
23,435,000	NYC GO4	5.000		02/15/2033	27,508,137
8,750,000	NYC GO2	5.000		03/01/2033	10,008,775
39,540,000	NYC GO4	5.000		03/15/2033	46,979,361
39,995,000	NYC GO4	5.000		03/15/2033	47,519,968
3,300,000	NYC GO2	5.000		10/01/2033	3,782,361
10,495,000	NYC GO2	5.000		06/01/2034	12,181,127
10,000,000	NYC GO4	5.000		10/01/2034	11,314,000
1,915,000	NYC GO2	5.000		10/01/2034	2,179,557
10,000,000	NYC GO2	5.000		06/01/2035	11,583,500
3,800,000	NYC GO2	5.000		08/01/2035	4,273,328
1,340,000	NYC GO2	5.000		05/15/2036	1,433,813
1,300,000	NYC GO2	5.000		08/01/2037	1,526,876
4,000,000	NYC GO2	5.000		08/01/2038	4,691,040
5,200,000	NYC GO2	5.000		12/01/2038	6,127,160
27,995,000	NYC GO4	5.000		02/15/2040	32,860,691
34,035,000	NYC GO4	5.000		05/01/2040	39,598,565
18,815,000	NYC GO2	5.000		12/01/2041	22,017,125
17,135,000	NYC GO4	5.250		03/01/2021	18,348,672
2,865,000	NYC GO4	5.250		03/01/2021	3,067,928
250,000	NYC GO2	5.250		09/01/2025	262,517
230,000	NYC GO2	5.250		06/01/2027	230,828
5,000	NYC GO2	5.320	[6]	01/15/2028	5,018
380,000	NYC GO	5.375		06/01/2032	381,406
2,955,000	NYC GO2	5.500		04/01/2022	3,186,229

25      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$10,000	NYC GO	5.500%		11/15/2037	$10,037
45,000	NYC GO2	6.250		12/15/2031	48,537
5,000	NYC GO2	7.750		08/15/2028	5,042
1,475,000	NYC GO Tender Option Bond Series 2015-XF2142 Trust[7]	14.945	[8]	05/15/2031	1,891,717
875,000	NYC GO Tender Option Bond Series 2015-XF2142-2 Trust[7]	15.737	[8]	05/15/2033	1,120,035
5,395,000	NYC GO Tender Option Bond Series 2015-XF2142-3 Trust[7]	15.733	[8]	05/15/2036	6,905,438
890,000	NYC HDC (Multifamily Hsg.)[2]	4.950		11/01/2039	915,276
780,000	NYC HDC (Multifamily Hsg.)[2]	5.000		11/01/2030	789,547
1,675,000	NYC HDC (Multifamily Hsg.)[2]	5.200		11/01/2035	1,692,755
5,140,000	NYC HDC (Multifamily Hsg.)[2]	5.350		11/01/2037	5,165,546
1,215,000	NYC HDC (Multifamily Hsg.)[2]	5.350		05/01/2041	1,237,235
3,735,000	NYC HDC (Multifamily Hsg.)[2]	5.450		11/01/2040	3,754,385
2,670,000	NYC HDC (Multifamily Hsg.)[2]	5.450		11/01/2046	2,714,696
3,090,000	NYC HDC (Multifamily Hsg.)[4]	5.500		11/01/2034	3,240,265
2,840,000	NYC HDC (Multifamily Hsg.)[4]	5.550		11/01/2039	2,954,651
25,000	NYC HDC (Multifamily Hsg.)[2]	5.550		11/01/2039	26,009
10,910,000	NYC HDC (Multifamily Hsg.)[4]	5.700		11/01/2046	11,379,560
840,000	NYC IDA (Allied Metal)[2]	7.125		12/01/2027	828,131
1,370,000	NYC IDA (Amboy Properties)[2]	6.750		06/01/2020	1,357,410
97,130,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[2]	5.650		10/01/2028	82,133,128
153,620,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[2]	5.750		10/01/2036	126,507,606
22,255,000	NYC IDA (Brooklyn Navy Yard Cogeneration Partners)[2]	6.200		10/01/2022	21,386,387
12,165,000	NYC IDA (Center for Nursing/Rehabilitation)[2]	5.375		08/01/2027	11,433,032
3,200,000	NYC IDA (Center for Nursing/Rehabilitation)[2]	5.375		08/01/2027	3,007,456
280,000	NYC IDA (Community Resource Center for the Developmentally Disabled)[2]	5.250		07/01/2022	270,488
1,370,000	NYC IDA (Comprehensive Care Management)[2]	6.000		05/01/2026	1,405,825
3,100,000	NYC IDA (Comprehensive Care Management)[2]	6.125		11/01/2035	3,103,813
2,935,000	NYC IDA (Comprehensive Care Management)[2]	6.375		11/01/2028	2,939,989
1,160,000	NYC IDA (Comprehensive Care Management)[2]	6.375		11/01/2028	1,161,914
195,000	NYC IDA (Cool Wind Ventilation)[2]	5.450		11/01/2017	194,842
220,000	NYC IDA (Cool Wind Ventilation)[2]	5.450		11/01/2017	219,822
5,685,000	NYC IDA (Cool Wind Ventilation)[2]	6.075		11/01/2027	5,455,838
205,000	NYC IDA (EIISFAC/SFUMP/YAI/AFSFBM/SNP Obligated Group)[1,2]	4.750		07/01/2020	201,802
1,695,000	NYC IDA (Gourmet Boutique)[1,2]	10.000		05/01/2021	1,365,899
7,290,000	NYC IDA (Guttmacher Institute)[2]	5.750		12/01/2036	7,263,464
400,000	NYC IDA (Independent Living Assoc.)[1,2]	6.200		07/01/2020	400,160
1,895,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	6.375		11/01/2038	1,961,401
9,175,000	NYC IDA (Margaret Tietz Nursing & Rehabilitation Center)[2]	6.375		11/01/2038	9,496,492
11,780,000	NYC IDA (MediSys Health Network)[2]	6.250		03/15/2024	11,780,589
1,515,000	NYC IDA (Sahadi Fine Foods)[2]	6.750		11/01/2019	1,517,060
325,000	NYC IDA (Special Needs Facilities Pooled Program)[1,2]	6.650		07/01/2023	325,107
8,400,000	NYC IDA (The Child School)[2]	7.550		06/01/2033	8,435,952

26      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,265,000	NYC IDA (Therapy & Learning Center)[2]	8.250%		09/01/2031	$3,266,045
5,000,000	NYC IDA (United Jewish Appeal-Federation of Jewish Philanthropies of New York)[2]	5.000		07/01/2034	5,540,450
545,000	NYC IDA (World Casing Corp.)[2]	6.700		11/01/2019	541,779
6,800,000	NYC IDA (Yankee Stadium)[2,9]	3.040		03/01/2022	6,741,928
170,000	NYC IDA (Yankee Stadium)[2]	5.000		03/01/2031	170,405
220,000	NYC IDA (Yankee Stadium)[2]	5.000		03/01/2036	223,164
18,110,000	NYC IDA (Yankee Stadium)[2]	5.000		03/01/2046	18,217,030
16,500,000	NYC IDA (Yankee Stadium)[2]	7.000		03/01/2049	18,081,690
24,270,000	NYC IDA (Yeled Yalda Early Childhood)[2]	5.725		11/01/2037	24,369,022
8,950,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2031	9,904,965
4,000,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2036	4,779,320
5,000,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2036	5,776,500
9,655,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2036	11,154,422
10,515,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2037	12,442,925
285,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2037	295,787
50,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2037	51,982
15,440,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2038	18,203,142
10,000,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2039	11,567,300
15,000,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2047	16,966,200
6,000,000	NYC Municipal Water Finance Authority[2]	5.000		06/15/2047	6,992,520
665,000	NYC Municipal Water Finance Authority[2]	5.125		06/15/2030	691,287
7,525,000	NYC Municipal Water Finance Authority[2]	5.250		06/15/2040	8,118,647
7,405,000	NYC Municipal Water Finance Authority[2]	5.250		06/15/2044	8,410,969
5,485,000	NYC Municipal Water Finance Authority[2]	5.250		06/15/2047	6,579,641
21,570,000	NYC Municipal Water Finance Authority[4]	5.375		06/15/2043	24,356,841
31,750,000	NYC Municipal Water Finance Authority[4]	5.500		06/15/2043	36,008,238
900,000	NYC Municipal Water Finance Authority[2]	5.625		06/15/2027	942,021
4,825,000	NYC Municipal Water Finance Authority[2]	5.750		06/15/2040	5,053,946
20,405,000	NYC Municipal Water Finance Authority Floaters Series 2015-XF1011 Trust[2]	0.960	[10]	06/15/2046	20,405,000
700,000	NYC Transitional Finance Authority[2]	5.125		01/15/2034	741,223
650,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2029	776,627
3,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2030	3,536,010
6,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2034	7,489,885
8,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2034	9,290,640
5,065,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2035	5,828,903
5,405,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2035	6,268,503
6,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2036	6,944,520
2,500,000	NYC Transitional Finance Authority (Building Aid)	5.000		07/15/2036	2,508,275
25,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.000		07/15/2037	28,463,750
5,410,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2040	6,044,160
10,000,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2040	11,442,400
10,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2043	11,983,860
4,165,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000		07/15/2043	4,785,127
15,000,000	NYC Transitional Finance Authority (Building Aid)[4]	5.250		07/15/2037	16,972,050
1,700,000	NYC Transitional Finance Authority (Building Aid)[2]	5.500		01/15/2039	1,814,699
10,875,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000		11/01/2028	13,426,275

27      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$13,105,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000%	11/01/2029	$16,011,820
10,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2030	11,987,000
20,335,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	02/01/2030	23,575,772
15,210,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2030	18,396,343
12,975,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2031	15,624,365
5,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	05/01/2032	5,920,050
9,020,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2032	10,809,929
5,180,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	11/01/2033	6,178,290
15,000,000	NYC Transitional Finance Authority (Future Tax)[4]	5.000	05/01/2034	17,101,200
8,190,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2035	9,265,265
9,850,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2036	11,586,260
3,000,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2038	3,520,920
2,388,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2040	2,768,647
15,245,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	08/01/2040	17,798,995
5,695,000	NYC Transitional Finance Authority (Future Tax)[2]	5.000	02/01/2041	6,541,619
295,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	02/01/2030	337,365
2,105,000	NYC Transitional Finance Authority (Future Tax)[2]	5.250	02/01/2030	2,385,996
4,275,000	NYC Transitional Finance Authority (Future Tax)[2]	5.500	11/01/2035	4,851,441
3,300,000	NYC Transitional Finance Authority (Future Tax)[2]	5.500	11/01/2035	3,770,778
2,115,000	NYC Trust for Cultural Resources (Museum of Modern Art)[2]	4.000	04/01/2030	2,385,360
2,500,000	NYC Trust for Cultural Resources (Museum of Modern Art)[2]	4.000	04/01/2031	2,799,225
6,935,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2040	8,016,375
4,220,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2041	4,916,384
4,500,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2045	5,169,195
13,300,000	NYS Convention Center Devel. Corp. (Hotel Unit)[2]	5.000	11/15/2046	15,423,877
4,900,000	NYS DA (ALIA-PSCH)[2]	4.800	12/01/2023	4,909,898
11,920,000	NYS DA (ALIA-PSCH)[2]	5.350	12/01/2035	11,931,801
5,000,000	NYS DA (ALIA-PSCH)[2]	6.175	12/01/2031	5,008,700
850,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2027	949,357
850,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2028	945,965
430,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2029	476,952
430,000	NYS DA (Brooklyn Law School)[2]	5.000	07/01/2030	475,885
500,000	NYS DA (Catholic Health System)[2]	5.000	07/01/2032	542,265
260,000	NYS DA (Catholic Health System)[2]	5.000	07/01/2032	281,978
25,000	NYS DA (City University)[2]	5.250	07/01/2030	30,402
1,115,000	NYS DA (Columbia University)[2]	5.000	07/01/2038	1,161,741
115,000	NYS DA (Columbia University)[2]	5.000	10/01/2045	154,605
300,000	NYS DA (Culinary Institute of America)[2]	5.000	07/01/2034	322,626
200,000	NYS DA (Fordham University)[2]	5.000	07/01/2030	232,846
7,800,000	NYS DA (Fordham University)[2]	5.000	07/01/2038	8,110,128
285,000	NYS DA (Fordham University)[2]	5.000	07/01/2038	296,668
1,200,000	NYS DA (Fordham University)[2]	5.000	07/01/2041	1,387,092
150,000	NYS DA (Icahn School of Medicine at Mount Sinai)[2]	5.000	07/01/2034	170,289
2,800,000	NYS DA (Icahn School of Medicine at Mount Sinai)[2]	5.000	07/01/2040	3,140,760
5,400,000	NYS DA (Interagency Council)[1,2]	7.000	07/01/2035	6,318,432
3,000,000	NYS DA (Iona College)[2]	5.000	07/01/2032	3,221,970

28      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$10,000	NYS DA (Mental Health Services Facilities)[2]	5.000%	02/15/2037	$10,032
860,000	NYS DA (Miriam Osborn Memorial Home Assoc.)[2]	5.000	07/01/2029	898,227
1,000,000	NYS DA (New School University)[2]	5.750	07/01/2050	1,134,120
2,100,000	NYS DA (New School)[2]	5.000	07/01/2040	2,365,020
1,515,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[2]	5.000	05/01/2033	1,751,461
11,500,000	NYS DA (NHlth / LIJMC / NSUH / FrankHosp / SIUH / NSUHSFCEC&R / HHA / Shosp / LHH / GCH / FHH / PlainH / NHlthcare Obligated Group)[2]	5.250	05/01/2034	12,828,135
2,475,000	NYS DA (NYU Hospitals Center)[2]	5.000	07/01/2036	2,814,001
10,000,000	NYS DA (NYU)[2]	5.000	07/01/2033	11,871,200
2,500,000	NYS DA (NYU)[2]	5.000	07/01/2035	2,941,525
5,890,000	NYS DA (NYU)[2]	5.000	07/01/2045	6,763,193
3,200,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2029	3,620,992
1,900,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2030	2,134,232
1,200,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2032	1,334,832
1,700,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2033	1,883,532
1,300,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2035	1,433,536
800,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2036	880,088
800,000	NYS DA (Orange Regional Medical Center)[2]	5.000	12/01/2037	879,392
1,000,000	NYS DA (Pratt Institute)[2]	5.000	07/01/2034	1,130,870
500,000	NYS DA (Pratt Institute)[2]	5.000	07/01/2046	569,495
20,735,000	NYS DA (Sales Tax)[2]	5.000	03/15/2032	24,182,194
10,000,000	NYS DA (Sales Tax)[2]	5.000	03/15/2034	11,863,700
1,750,000	NYS DA (School District Bond Financing Program), Series C2	7.250	10/01/2028	1,887,515
2,645,000	NYS DA (School District Bond Financing Program), Series C2	7.375	10/01/2033	2,856,944
245,000	NYS DA (Siena College)[2]	5.125	07/01/2039	264,838
2,480,000	NYS DA (Special Surgery Hospital)[2]	6.000	08/15/2038	2,729,711
270,000	NYS DA (St. John’s University)[2]	5.000	07/01/2028	308,937
10,750,000	NYS DA (St. John’s University)[2]	5.000	07/01/2030	12,234,253
400,000	NYS DA (St. John’s University)[2]	5.000	07/01/2034	454,408
3,500,000	NYS DA (St. Joseph’s College)[2]	5.250	07/01/2035	3,705,940
42,600,000	NYS DA (St. Mary’s Hospital for Children)[2]	7.875	11/15/2041	46,116,204
855,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2026	879,983
10,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2031	11,796,300
5,620,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2034	6,374,429
14,230,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2034	16,772,759
15,915,000	NYS DA (State Personal Income Tax Authority)[4]	5.000	03/15/2034	17,887,170
5,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	03/15/2036	5,877,600
9,000,000	NYS DA (State Personal Income Tax Authority)[2]	5.000	02/15/2039	10,489,770
1,585,000	NYS DA (State University of New York)[2]	5.000	07/01/2035	1,749,016
6,000,000	NYS DA (State University of New York)[2]	5.000	07/01/2038	6,245,640
3,000,000	NYS DA (State University of New York)[2]	5.000	07/01/2040	3,295,590
4,000,000	NYS DA (State University of New York)[2]	5.000	07/01/2045	4,577,680
5,240,000	NYS DA (The Bronx-Lebanon Hospital Center)[2]	6.250	02/15/2035	5,597,682
5,000,000	NYS DA (The New School)[2]	4.000	07/01/2043	5,131,350

29      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$1,545,000	NYS DA (The New School)[2]	5.000%		07/01/2030	$1,829,017
4,395,000	NYS DA (The New School)[2]	5.000		07/01/2031	4,866,759
3,490,000	NYS DA (The New School)[2]	5.000		07/01/2035	4,038,419
2,490,000	NYS DA (The New School)[2]	5.000		07/01/2036	2,867,982
3,735,000	NYS DA (The New School)[2]	5.000		07/01/2037	4,298,649
2,905,000	NYS DA (The New School)[2]	5.000		07/01/2041	3,327,997
3,300,000	NYS DA (The New School)[2]	5.000		07/01/2046	3,740,022
4,375,000	NYS DA (Touro College and University System)[2]	5.500		01/01/2039	4,848,113
20,000	NYS DA (UCPHCAS / Jawonio / FRC / CPW / UCPANYS / UCP Obligated Group)[2]	5.000		07/01/2034	20,065
25,010,000	NYS DA (United Cerebral Palsy Assoc. of NYS)[2]	5.375		09/01/2050	25,205,328
865,000	NYS DA (University of Rochester)[2]	5.750	[6]	07/01/2039	946,448
135,000	NYS DA (University of Rochester)[2]	5.750	[6]	07/01/2039	146,167
1,960,000	NYS DA (Yeshiva University)[2]	5.000		11/01/2031	1,972,309
615,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2034	666,961
2,785,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2034	2,788,231
100,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2034	108,314
5,220,000	NYS DA (Yeshiva University)[2]	5.000		09/01/2038	5,192,647
1,000,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000		06/15/2032	1,202,200
1,575,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000		06/15/2035	1,868,407
1,405,000	NYS EFC (Clean Water & Drinking Revolving Funds)[2]	5.000		06/15/2037	1,459,416
20,000,000	NYS HFA (505 West 37th Street)[2]	0.970	[10]	05/01/2042	20,000,000
2,000,000	NYS HFA (Affordable Hsg.)[2]	5.000		11/01/2042	2,074,760
600,000	NYS HFA (Affordable Hsg.)[2]	5.200		11/01/2030	609,840
2,365,000	NYS HFA (Affordable Hsg.)[2]	5.250		11/01/2038	2,375,240
10,220,000	NYS HFA (Affordable Hsg.)[4]	5.450		11/01/2045	10,267,399
1,080,000	NYS HFA (Affordable Hsg.)[2]	6.450		11/01/2029	1,147,792
150,000	NYS HFA (Affordable Hsg.)[2]	6.750		11/01/2038	160,215
230,000	NYS HFA (Children’s Rescue)[2]	7.625		05/01/2018	230,016
880,000	NYS HFA (Friendship)[2]	5.100		08/15/2041	880,845
980,000	NYS HFA (Golden Age Apartments)[2]	5.000		02/15/2037	980,921
150,000	NYS HFA (Highland Avenue Senior Apartments)[2]	5.000		02/15/2039	151,116
125,000	NYS HFA (Horizons at Wawayanda)[2]	5.150		11/01/2040	125,589
2,080,000	NYS HFA (Multifamily Hsg.)[2]	5.375		02/15/2035	2,082,579
1,710,000	NYS HFA (Multifamily Hsg.)[2]	5.650		02/15/2034	1,712,565
310,000	NYS HFA (Tiffany Gardens)[2]	5.125		08/15/2037	311,950
1,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[2]	5.000		11/15/2031	1,127,740
21,000,000	NYS Liberty Devel. Corp. (4 World Trade Center)[2]	5.750		11/15/2051	24,130,470
3,750,000	NYS Liberty Devel. Corp. (4 World Trade Center) Floaters Series 2015-XF1027 Trust[2]	0.990	[10]	11/15/2044	3,750,000
16,295,000	NYS Liberty Devel. Corp. (7 World Trade Center) Floaters Series 2016-XM0454 Trust[2]	1.040	[10]	09/15/2040	16,295,000
62,345,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park)[4]	5.625		01/15/2046	68,387,928
15,000,000	NYS Liberty Devel. Corp. (Bank of America Tower)[4]	5.125		01/15/2044	16,249,200
31,875,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[2]	5.250		10/01/2035	39,843,750
4,680,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)[2]	5.500		10/01/2037	6,061,583

30      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$16,700,000	NYS Power Authority[2]	5.000%		11/15/2047	$16,948,496
3,250,000	NYS Thruway Authority[2]	5.000		01/01/2026	3,313,863
25,000,000	NYS Thruway Authority[2]	5.000		01/01/2028	28,445,250
7,650,000	NYS Thruway Authority[2]	5.000		01/01/2032	8,626,523
37,465,000	NYS Thruway Authority[2]	5.000		01/01/2046	42,540,009
3,000,000	NYS Thruway Authority[2]	5.250		01/01/2056	3,461,610
2,000,000	NYS Thruway Authority Highway & Bridge Trust Fund[2]	5.000		04/01/2029	2,287,060
5,625,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	4.000		07/01/2035	5,801,850
3,500,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	4.000		07/01/2036	3,603,460
36,250,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000		07/01/2041	39,488,575
20,345,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.000		07/01/2046	22,133,529
64,290,000	NYS Transitional Devel. Corp. (LaGuardia Airport Terminal B Redevel.)[2]	5.250		01/01/2050	70,562,775
6,165,000	NYS UDC (Service Contract)[2]	5.000		01/01/2023	6,291,814
5,975,000	NYS UDC (Service Contract)[2]	5.000		01/01/2024	6,097,607
10,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000		03/15/2025	12,254,500
20,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000		03/15/2026	24,751,200
2,860,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000		03/15/2027	3,525,551
10,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000		03/15/2035	11,779,500
4,000,000	NYS UDC (State Personal Income Tax Authority)[2]	5.000		03/15/2035	4,669,000
7,115,000	NYS UDC (State Personal Income Tax Authority) Floaters Series 2015-XF1014 Trust[2]	0.960	[10]	03/15/2043	7,115,000
65,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[2]	4.625		09/15/2030	62,417
830,000	Oneida County, NY IDA (Civic Facilities-Mohawk Valley)[2]	5.000		09/15/2035	830,091
1,185,000	Onondaga County, NY IDA (Free Library)[2]	5.125		03/01/2030	1,200,962
1,115,000	Onondaga County, NY IDA (Free Library)[2]	5.125		03/01/2037	1,128,057
1,300,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000		05/01/2033	1,498,445
840,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000		05/01/2034	963,640
1,150,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000		05/01/2037	1,311,978
650,000	Onondaga County, NY Trust Cultural Resource Revenue (Abby Lane Hsg. Corp.)[2]	5.000		05/01/2040	738,049
1,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.000		07/01/2032	1,073,990
2,000,000	Onondaga, NY Civic Devel. Corp. (Le Moyne College)[2]	5.375		07/01/2040	2,159,920
3,465,000	Onondaga, NY Civic Devel. Corp. (Upstate Properties)[2]	5.250		12/01/2041	3,927,612
1,320,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000		07/01/2037	1,405,153
1,435,000	Orange County, NY Funding Corp. (Mount St. Mary College)[2]	5.000		07/01/2042	1,522,176
1,715,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[2]	5.375		12/01/2021	1,720,008

31      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$2,235,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[2]	5.375%		12/01/2026	$2,240,342
6,330,000	Orange County, NY IDA (St. Luke’s Cornwall Hospital Obligated Group)[2]	5.375		12/01/2026	6,351,522
3,205,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000		10/01/2030	3,450,439
2,000,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000		10/01/2035	2,111,240
8,065,000	Otsego County, NY Capital Resource Corp. (Hartwick College)[2]	5.000		10/01/2045	8,439,055
6,400,000	Oyster Bay, NY GO2	3.500		06/01/2018	6,486,784
26,615,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750		12/01/2022	26,933,315
32,175,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	5.750		12/01/2025	32,559,813
1,000,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.000		12/01/2036	1,127,240
345,000	Port Authority NY/NJ (JFK International Air Terminal)[2]	6.500		12/01/2028	350,679
23,000,000	Port Authority NY/NJ (KIAC)[2]	6.750		10/01/2019	23,390,080
10,000,000	Port Authority NY/NJ, 151st Series[4]	5.750		03/15/2035	10,300,383
72,000,000	Port Authority NY/NJ, 151st Series[2]	5.750		03/15/2035	74,162,880
15,000,000	Port Authority NY/NJ, 151st Series[4]	6.000		09/15/2028	15,529,500
101,940,000	Port Authority NY/NJ, 152nd Series[4]	5.250		11/01/2035	105,128,424
13,715,000	Port Authority NY/NJ, 152nd Series[2]	5.250		05/01/2038	14,144,005
22,500,000	Port Authority NY/NJ, 152nd Series[4]	5.750		11/01/2030	23,367,375
1,200,000	Port Authority NY/NJ, 152nd Series[2]	5.750		11/01/2030	1,246,260
15,300,000	Port Authority NY/NJ, 161st Series[4]	5.000		10/15/2031	16,617,789
20,250,000	Port Authority NY/NJ, 163rd Series[4]	5.000		07/15/2039	22,267,473
21,515,000	Port Authority NY/NJ, 166th Series[4]	5.000		01/15/2041	23,934,552
15,000,000	Port Authority NY/NJ, 166th Series[4]	5.250		07/15/2036	16,908,900
2,720,000	Port Authority NY/NJ, 169th Series[2]	5.000		10/15/2036	2,951,118
400,000	Port Authority NY/NJ, 172nd Series[2]	5.000		10/01/2034	440,200
11,000,000	Port Authority NY/NJ, 184th Series[2]	5.000		09/01/2032	12,944,470
8,340,000	Port Authority NY/NJ, 186th Series[2]	5.000		10/15/2033	9,542,211
9,170,000	Port Authority NY/NJ, 186th Series[2]	5.000		10/15/2034	10,459,394
7,000,000	Port Authority NY/NJ, 197th Series[2]	5.000		11/15/2035	8,105,510
5,550,000	Port Authority NY/NJ, 197th Series[2]	5.000		11/15/2036	6,411,804
10,000,000	Port Authority NY/NJ, 197th Series[2]	5.000		11/15/2041	11,412,800
28,000,000	Port Authority NY/NJ, 198th Series[2]	5.250		11/15/2056	32,885,720
100,000	Poughkeepsie, NY GO2	4.400		06/01/2024	100,219
2,755,000	Poughkeepsie, NY IDA (Eastman & Bixby Redevel. Corp.)[2]	6.000		08/01/2032	2,761,860
2,525,000	Ramapo, NY Local Devel. Corp.[2]	5.000		03/15/2033	2,646,680
1,500,000	Rensselaer County, NY IDA (Franciscan Heights)[2]	5.375		12/01/2036	1,502,730
980,000	Rockland County, NY IDA (CRV/Rockland County Assoc. for the Learning Disabled Obligated Group)[1,2]	4.900		07/01/2021	980,176
9,225,000	Rockland County, NY Tobacco Asset Securitization Corp.[2]	5.625		08/15/2035	9,408,024
13,095,000	Rockland County, NY Tobacco Asset Securitization Corp.[2]	5.750		08/15/2043	13,354,805
300,000,000	Rockland County, NY Tobacco Asset Securitization Corp.	6.632	[3]	08/15/2060	9,873,000

32      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon	Maturity	Value
New York (Continued)
$9,090,000	Schenectady County, NY Capital Resource Corp. (Union College)[2]	5.000%	01/01/2047	$10,502,132
1,075,000	SONYMA, Series 196[2]	1.250	04/01/2019	1,070,646
1,095,000	SONYMA, Series 196[2]	1.350	10/01/2019	1,089,678
1,510,000	St. Lawrence County, NY IDA (Clarkson University)[2]	5.000	09/01/2041	1,655,791
4,775,000	St. Lawrence County, NY IDA (Clarkson University)[2]	5.375	09/01/2041	5,406,207
520,000	St. Lawrence County, NY IDA (Clarkson University)[2]	6.000	09/01/2034	599,186
4,360,000	St. Lawrence County, NY IDA (Curran Renewable Energy)[2]	7.250	12/01/2029	4,024,934
1,280,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2030	1,439,718
1,355,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2031	1,518,521
540,000	St. Lawrence County, NY IDA (St. Lawrence University)[2]	5.000	07/01/2036	621,437
205,000	Suffern, NY GO2	5.000	03/15/2020	219,354
3,670,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[2]	5.000	07/01/2028	4,216,536
21,405,000	Suffolk County, NY Economic Devel. Corp. (CHSLI / CHFTEH / SANC / SAR / SJRNC / SJR / VMNRC / VMHCS / CHHSB / CHS / SCOSMC Obligated Group)[2]	5.000	07/01/2028	23,478,502
735,000	Suffolk County, NY Economic Devel. Corp. (Family Residences Essential Enterprises)[2]	6.750	06/01/2027	746,488
4,200,000	Suffolk County, NY Economic Devel. Corp., Series A2	7.375	12/01/2040	4,362,372
245,000	Suffolk County, NY IDA (ACLD)[2]	6.000	12/01/2019	245,385
980,000	Suffolk County, NY IDA (ALIA-ACLD)[2]	5.950	10/01/2021	986,987
845,000	Suffolk County, NY IDA (ALIA-Adelante)[2]	6.500	11/01/2037	851,000
1,340,000	Suffolk County, NY IDA (ALIA-DDI)[2]	5.950	10/01/2021	1,349,554
380,000	Suffolk County, NY IDA (ALIA-FREE)[2]	5.950	10/01/2021	382,709
270,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	5.950	10/01/2021	271,925
360,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	5.950	11/01/2022	363,679
305,000	Suffolk County, NY IDA (ALIA-IGHL)[2]	6.000	10/01/2031	307,199
295,000	Suffolk County, NY IDA (ALIA-NYS ARC)[2]	5.950	11/01/2022	298,015
915,000	Suffolk County, NY IDA (ALIA-UCPAGS)[2]	5.950	10/01/2021	921,524
280,000	Suffolk County, NY IDA (ALIA-WORCA)[2]	5.950	11/01/2022	282,862
35,000	Suffolk County, NY IDA (DDI)[2]	6.000	12/01/2019	35,055
80,000	Suffolk County, NY IDA (DDI)[2]	6.000	10/01/2020	80,474
75,000	Suffolk County, NY IDA (DDI)[2]	6.000	10/01/2020	75,445
130,000	Suffolk County, NY IDA (Dowling College)	5.000	06/01/2036	122,119
80,000	Suffolk County, NY IDA (Independent Group Home Living)[2]	6.000	12/01/2019	80,126
350,000	Suffolk County, NY IDA (Independent Group Home Living)[2]	6.000	10/01/2020	352,076
18,380,000	Suffolk County, NY IDA (Nissequogue Cogeneration Partners)[2]	5.500	01/01/2023	18,381,470
115,000	Suffolk County, NY IDA (Suffolk Hotels)[2]	6.000	10/01/2020	115,682
540,000	Suffolk County, NY IDA (United Cerebral Palsy Assoc.)[2]	6.000	12/01/2019	540,848
485,000	Suffolk County, NY IDA (WORCA)[2]	6.000	10/01/2020	487,876

33      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$9,130,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375%		06/01/2028	$9,187,154
119,295,000	Suffolk, NY Tobacco Asset Securitization Corp.	6.625	[6]	06/01/2044	127,575,266
227,265,000	Suffolk, NY Tobacco Asset Securitization Corp.	7.996	[3]	06/01/2048	18,660,729
5,830,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	5,298,945
13,865,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	12,602,037
40,865,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	37,142,607
5,760,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	5,236,128
3,780,000	Sullivan County, NY Infrastructure (Adelaar)[2]	5.350		11/01/2049	3,435,680
5,750,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2033	6,524,295
8,000,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2035	9,001,200
1,300,000	Syracuse, NY IDA (Carousel Center)[2]	5.000		01/01/2036	1,459,614
820,000	Syracuse, NY IDA (James Square)[1]	2.552	[3]	08/01/2025	471,566
2,425,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[2]	5.000		07/01/2032	2,498,696
1,700,000	Tompkins County, NY Devel. Corp. (Tompkins Cortland Community College Foundation)[2]	5.000		07/01/2038	1,730,141
22,465,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[2]	5.000		09/01/2030	24,691,282
945,000	Troy, NY Capital Resource Corp. (Rensselaer Polytechnic Institute)[2]	5.125		09/01/2040	1,034,510
185,000	Ulster County, NY Res Rec[2]	5.000		03/01/2020	185,599
6,245,000	Westchester County, NY Healthcare Corp., Series A2	5.000		11/01/2030	6,806,488
7,681,344	Westchester County, NY Healthcare Corp., Series A2	5.000		11/01/2044	8,228,333
1,700,000	Westchester County, NY Healthcare Corp., Series B2	5.125		11/01/2041	1,840,743
1,040,000	Westchester County, NY IDA (Clearview School)[1,2]	7.250		01/01/2035	1,044,046
2,165,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[2]	4.000		06/01/2030	2,270,565
2,190,000	Westchester County, NY Local Devel. Corp. (Sarah Lawrence College)[2]	4.000		06/01/2031	2,283,469
1,500,000	Westchester County, NY Local Devel. Corp. (Wartburg Senior Hsg.)[2]	5.000		06/01/2030	1,508,310
12,395,000	Westchester County, NY Local Devel. Corp. (Westchester County Healthcare Corp.)[2]	5.000		11/01/2046	13,476,340
22,325,000	Westchester County, NY Tobacco Asset Securitization Corp.[2]	5.000		06/01/2045	22,923,087
3,080,000	White Plains, NY City School District[2]	5.000		06/15/2019	3,317,961
1,525,000	Yonkers, NY IDA (Hudson Scenic Studio)[2]	6.625		11/01/2019	1,518,748
1,275,000	Yonkers, NY IDA (Philipsburg Hall Associates)[2]	7.500		11/01/2030	1,194,114
155,000	Yonkers, NY Parking Authority[2]	6.000		06/15/2018	155,194
1,215,000	Yonkers, NY Parking Authority[2]	6.000		06/15/2024	1,192,000
					4,794,206,955

U.S. Possessions—24.3%
1,830,000	Guam Education Financing Foundation COP[2]	5.000		10/01/2022	2,065,850
3,840,000	Guam Education Financing Foundation COP[2]	5.000		10/01/2023	4,391,155
3,600,000	Guam Government Business Privilege[2]	5.000		01/01/2031	3,810,852
6,000,000	Guam Government Business Privilege[2]	5.000		01/01/2032	6,333,540
1,735,000	Guam Government Waterworks Authority & Wastewater System[2]	5.250		07/01/2025	2,026,844

34      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$345,000	Guam Hsg. Corp. (Single Family Mtg.)[2]	5.750%		09/01/2031	$359,742
1,230,000	Guam Power Authority, Series A2	5.000		10/01/2023	1,406,812
1,560,000	Guam Power Authority, Series A2	5.000		10/01/2024	1,776,341
2,790,000	Guam Power Authority, Series A2	5.000		10/01/2030	3,127,953
1,340,000	Northern Mariana Islands Commonwealth, Series A2	5.000		10/01/2022	1,284,792
25,530,000	Northern Mariana Islands Commonwealth, Series A2	5.000		06/01/2030	21,793,940
6,355,000	Northern Mariana Islands Ports Authority, Series A2	6.250		03/15/2028	5,564,057
12,360,000	Northern Mariana Islands Ports Authority, Series A2	6.600		03/15/2028	11,985,616
1,950,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033	1,550,191
49,000,000	Puerto Rico Aqueduct & Sewer Authority, AGC	5.125		07/01/2047	50,021,160
10,000,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2024	8,189,000
1,580,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029	1,279,089
60,800,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2038	49,640,768
37,635,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	30,593,868
15,350,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047	12,325,743
50,200,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.125	[6]	07/01/2024	41,865,796
16,685,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.625		05/15/2043	16,696,179
68,500,000	Puerto Rico Children’s Trust Fund (TASC)	6.664	[3]	05/15/2050	8,318,640
3,314,880,000	Puerto Rico Children’s Trust Fund (TASC)	7.622	[3]	05/15/2057	136,606,205
3,179,200,000	Puerto Rico Children’s Trust Fund (TASC)	8.372	[3]	05/15/2057	58,942,368
2,000,000	Puerto Rico Commonwealth GO5	5.000		07/01/2033	1,196,260
13,300,000	Puerto Rico Commonwealth GO5	5.125		07/01/2031	7,963,375
3,315,000	Puerto Rico Commonwealth GO, FGIC[11]	5.125		07/01/2031	2,549,235
2,200,000	Puerto Rico Commonwealth GO5	5.250		07/01/2026	1,320,000
2,920,000	Puerto Rico Commonwealth GO5	5.250		07/01/2030	1,748,350
14,500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2031	8,681,875
2,500,000	Puerto Rico Commonwealth GO5	5.250		07/01/2032	1,518,750
10,230,000	Puerto Rico Commonwealth GO5	5.250		07/01/2034	6,138,000
4,965,000	Puerto Rico Commonwealth GO5	5.250		07/01/2037	2,960,381
5,000,000	Puerto Rico Commonwealth GO5	5.375		07/01/2033	2,950,000
1,000,000	Puerto Rico Commonwealth GO5	5.500		07/01/2026	602,500
7,850,000	Puerto Rico Commonwealth GO, FGIC[11]	5.500		07/01/2029	6,036,650
76,300,000	Puerto Rico Commonwealth GO5	5.500		07/01/2032	46,066,125
3,205,000	Puerto Rico Commonwealth GO5	5.625		07/01/2033	1,933,032
5,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2028	3,000,000
30,000,000	Puerto Rico Commonwealth GO5	5.750		07/01/2036	18,056,400
770,000	Puerto Rico Commonwealth GO5	5.875		07/01/2036	463,448
1,000,000	Puerto Rico Commonwealth GO5	6.000		07/01/2028	585,000
1,270,000	Puerto Rico Commonwealth GO, NPFGC[2]	6.000		07/01/2028	1,304,061
2,700,000	Puerto Rico Commonwealth GO5	6.000		07/01/2035	1,641,951
390,000	Puerto Rico Commonwealth GO5	6.000		07/01/2039	233,025
3,670,000	Puerto Rico Commonwealth GO5	6.000		07/01/2040	2,156,125
5,050,000	Puerto Rico Commonwealth GO5	6.500		07/01/2037	3,118,375
5,675,000	Puerto Rico Commonwealth GO5	6.500		07/01/2040	3,433,375
1,866,384	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	1,339,405
1,866,385	Puerto Rico Electric Power Authority[5]	10.000		07/01/2019	1,339,406
1,967,211	Puerto Rico Electric Power Authority[5]	10.000		01/01/2021	1,411,763
1,967,211	Puerto Rico Electric Power Authority[5]	10.000		07/01/2021	1,411,763

35      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
U.S. Possessions (Continued)
$655,737	Puerto Rico Electric Power Authority[5]	10.000%	01/01/2022	$470,588
655,738	Puerto Rico Electric Power Authority[5]	10.000	07/01/2022	470,588
2,000,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2029	1,220,000
1,095,000	Puerto Rico Electric Power Authority, Series A5	5.000	07/01/2042	667,950
18,990,000	Puerto Rico Electric Power Authority, Series A5	6.750	07/01/2036	11,583,900
3,620,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2033	2,208,200
23,480,000	Puerto Rico Electric Power Authority, Series A5	7.000	07/01/2043	14,322,800
9,000,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2022	5,490,000
1,430,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2027	872,300
10,105,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2029	6,164,050
9,625,000	Puerto Rico Electric Power Authority, Series AAA[5]	5.250	07/01/2031	5,871,250
20,170,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2027	12,303,700
13,295,000	Puerto Rico Electric Power Authority, Series CCC[5]	5.250	07/01/2028	8,109,950
510,000	Puerto Rico Electric Power Authority, Series RR, NPFGC	5.000	07/01/2024	515,707
6,320,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2032	3,855,200
6,885,000	Puerto Rico Electric Power Authority, Series TT5	5.000	07/01/2037	4,199,850
3,700,000	Puerto Rico Electric Power Authority, Series WW5	5.000	07/01/2028	2,257,000
33,350,000	Puerto Rico Electric Power Authority, Series WW5	5.500	07/01/2038	20,343,500
7,000,000	Puerto Rico Electric Power Authority, Series XX5	5.250	07/01/2040	4,270,000
10,000,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2024	6,100,000
7,590,000	Puerto Rico Electric Power Authority, Series ZZ5	5.250	07/01/2025	4,629,900
9,515,000	Puerto Rico Highway & Transportation Authority[5]	5.000	07/01/2028	903,925
4,945,000	Puerto Rico Highway & Transportation Authority[5]	5.300	07/01/2035	2,929,863
270,000	Puerto Rico Highway & Transportation Authority[5]	5.750	07/01/2020	25,650
8,980,000	Puerto Rico Highway & Transportation Authority, Series G5	5.000	07/01/2033	2,334,800
1,840,000	Puerto Rico Highway & Transportation Authority, Series G5	5.000	07/01/2042	478,400
1,120,000	Puerto Rico Highway & Transportation Authority, Series H5	5.450	07/01/2035	291,200
6,500,000	Puerto Rico Highway & Transportation Authority, Series K5	5.000	07/01/2027	1,690,000
1,145,000	Puerto Rico Highway & Transportation Authority, Series K5	5.000	07/01/2030	297,700
2,600,000	Puerto Rico Highway & Transportation Authority, Series L, NPFGC[2]	5.250	07/01/2023	2,774,772
915,000	Puerto Rico Highway & Transportation Authority, Series L, FGIC[11]	5.250	07/01/2030	592,462
78,610,000	Puerto Rico Highway & Transportation Authority, Series M5	5.000	07/01/2046	20,438,600
3,190,000	Puerto Rico Highway & Transportation Authority, Series N, NPFGC[2]	5.250	07/01/2032	3,409,344
57,615,000	Puerto Rico Highway & Transportation Authority, Series N, FGIC[11]	5.250	07/01/2039	37,305,712
25,255,000	Puerto Rico Infrastructure[5]	5.000	07/01/2031	1,894,125
675,000	Puerto Rico Infrastructure[5]	5.000	07/01/2037	50,625
17,490,000	Puerto Rico Infrastructure[5]	5.000	07/01/2037	1,311,750
142,985,000	Puerto Rico Infrastructure[5]	5.000	07/01/2041	10,723,875

36      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$41,740,000	Puerto Rico Infrastructure[5]	5.000%		07/01/2046	$3,130,500
16,955,000	Puerto Rico Infrastructure, AMBAC	5.646	[3]	07/01/2029	8,491,403
65,725,000	Puerto Rico Infrastructure, FGIC[11]	5.728	[3]	07/01/2045	8,205,766
25,000,000	Puerto Rico Infrastructure, FGIC[11]	5.797	[3]	07/01/2032	5,858,500
1,540,000	Puerto Rico Infrastructure[5]	6.000		12/15/2026	922,075
1,680,000	Puerto Rico Infrastructure (Mepsi Campus)[5]	6.500		10/01/2037	829,668
1,350,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000		04/01/2027	1,326,888
6,285,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.000		03/01/2036	5,689,119
875,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.125		04/01/2032	830,191
835,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		12/01/2021	835,434
1,200,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.375		04/01/2042	1,118,424
6,315,000	Puerto Rico ITEMECF (Ana G. Mendez University)[2]	5.500		12/01/2031	6,258,923
3,280,000	Puerto Rico ITEMECF (Cogeneration Facilities)[2]	6.625		06/01/2026	3,189,439
650,000	Puerto Rico ITEMECF (International American University)[2]	5.000		10/01/2031	635,693
4,015,000	Puerto Rico ITEMECF (Ryder Memorial Hospital)[2]	6.700		05/01/2024	3,931,448
7,000,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)	5.750		06/01/2029	2,450,000
200,000	Puerto Rico ITEMECF (University of the Sacred Heart)[2]	5.000		10/01/2042	137,918
5,490,000	Puerto Rico ITEMECF (University Plaza), NPFGC[2]	5.000		07/01/2033	5,581,958
4,990,000	Puerto Rico Municipal Finance Agency, Series A	5.250		08/01/2025	2,136,718
90,355,000	Puerto Rico Public Buildings Authority[5]	5.000		07/01/2036	47,775,206
7,500,000	Puerto Rico Public Buildings Authority[5]	5.000		07/01/2037	4,078,125
18,585,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2029	10,012,669
121,570,000	Puerto Rico Public Buildings Authority[5]	5.250		07/01/2033	66,407,612
9,450,000	Puerto Rico Public Buildings Authority[5]	5.375		07/01/2033	5,162,062
850,000	Puerto Rico Public Buildings Authority[5]	5.500		07/01/2037	462,187
2,110,000	Puerto Rico Public Buildings Authority[5]	5.625		07/01/2039	1,149,950
31,050,000	Puerto Rico Public Buildings Authority[5]	6.000		07/01/2041	17,077,500
1,500,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2021	834,375
7,500,000	Puerto Rico Public Buildings Authority[5]	6.250		07/01/2031	4,171,875
8,000,000	Puerto Rico Public Buildings Authority[5]	6.500		07/01/2030	4,460,000
7,500,000	Puerto Rico Public Buildings Authority[5]	6.750		07/01/2036	4,143,750
11,810,000	Puerto Rico Public Finance Corp., Series B5	5.500		08/01/2031	457,047
3,130,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2024	809,888
1,490,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.000		08/01/2043	385,538
288,445,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.250		08/01/2057	172,706,444
75,000	Puerto Rico Sales Tax Financing Corp., Series A5	5.500		08/01/2037	19,406
30,000,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.499	[3]	08/01/2042	6,998,400
8,205,000	Puerto Rico Sales Tax Financing Corp., Series A5	6.500		08/01/2044	2,164,069
129,035,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.567	[3]	08/01/2043	28,520,606
16,265,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.658	[3]	08/01/2041	4,006,883
9,370,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	6.718	[3]	08/01/2045	1,861,351
15,265,000	Puerto Rico Sales Tax Financing Corp., Series A5	7.886	[3]	08/01/2034	1,060,002

37      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$10,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[5]	5.250%		08/01/2043	$2,587,500
9,985,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.250		08/01/2041	2,583,619
4,000,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.375		08/01/2036	1,035,000
95,245,000	Puerto Rico Sales Tax Financing Corp., Series C5	5.750		08/01/2057	57,027,944
1,450,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2039	378,813
250,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.000		08/01/2042	65,313
39,470,000	Puerto Rico Sales Tax Financing Corp., Series C5	6.750	[6]	08/01/2032	10,508,888
4,525,000	University of Puerto Rico	5.000		06/01/2026	2,067,654
7,280,000	University of Puerto Rico, Series P	5.000		06/01/2030	3,305,120
24,375,000	University of Puerto Rico, Series Q	5.000		06/01/2030	11,066,250
67,190,000	University of Puerto Rico, Series Q	5.000		06/01/2036	30,504,260
1,500,000	V.I. Public Finance Authority[2]	5.000		09/01/2033	1,640,760
2,180,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000		10/01/2032	2,297,022
2,280,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)[2]	5.000		10/01/2032	1,722,038
10,920,000	V.I. Public Finance Authority (Matching Fund Loan Note)[2]	5.000		10/01/2029	11,584,591
590,000	V.I. Public Finance Authority (Matching Fund Loan Note)	6.000		10/01/2039	418,328
2,555,000	V.I. Public Finance Authority, Series A2	5.000		10/01/2032	2,692,152
5,000,000	V.I. Public Finance Authority, Series C2	5.000		10/01/2039	3,656,550
11,100,000	V.I. Tobacco Settlement Financing Corp.	7.296	[3]	05/15/2035	2,145,297
					1,410,066,476
Total Municipal Bonds and Notes (Cost $7,152,043,313)					6,204,273,431

Shares
Common Stock—0.1%
1,401 CMS Liquidating Trust[12,13] (Cost $4,483,200)					3,817,585
Total Investments, at Value (Cost $7,156,526,513)—107.0%					6,208,091,016
Net Other Assets (Liabilities)—(7.0)					(406,210,087)
Net Assets—100.0%					$5,801,880,929

Footnotes to Statement of Investments

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

3. Zero coupon bond reflects effective yield on the original acquisition date.

4. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

5. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement. See Note 4 of the accompanying Notes.

38      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Footnotes to Statement of Investments (Continued)

8. Represents the current interest rate for the inverse floating rate security. See Note 4 of the accompanying Notes.

9. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

10. Represents the current interest rate for a variable or increasing rate security.

11. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

12. Non-income producing security.

13. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

ACDS	Assoc. for Children with Down Syndrome
ACLD	Adults and Children with Learning and Developmental Disabilities
AFSFBM	Advocates for Services for the Blind Multihandicapped
AGC	Assured Guaranty Corp.
ALIA	Alliance of Long Island Agencies
AMBAC	AMBAC Indemnity Corp.
ARC	Assoc. of Retarded Citizens
CathHS	Catholic Health System
CHFTEH	Catholic Housing for the Elderly & Handicapped
CHHSB	Catholic Home Health Services of Broward
CHS	Catholic Health Services
CHSLI	Catholic Health Services of Long Island
COP	Certificates of Participation
CPW	Cerebral Palsy of Westchester
CRV	Crystal Run Village
CSMR	Community Services for the Mentally Retarded
DA	Dormitory Authority
DDI	Developmental Disabilities Institute
EFC	Environmental Facilities Corp.
EIISFAC	Eden II School for Autistic Children
FGIC	Financial Guaranty Insurance Co.
FHH	Forest Hills Hospital
FrankHosp	Franklin Hospital
FRC	Franziska Racker Centers
FREE	Family Residences and Essential Enterprises
GCH	Glen Cove Hospital
GO	General Obligation
HDC	Housing Devel. Corp.
HFA	Housing Finance Agency
HHA	Huntington Hospital Association
HQS	Health Quest System
IDA	Industrial Devel. Agency
IGHL	Independent Group Home for Living
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
JFK	John Fitzgerald Kennedy
KMHosp	Kenmore Mercy Hospital
L.I.	Long Island
LHH	Lenox Hill Hospital
LIJMC	Long Island Jewish Medical Center
MTA	Metropolitan Transportation Authority

39      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

NDH	Northern Dutchess Hospital
NHlth	Northwell Health
NHlthcare	Northwell Healthcare
NPFGC	National Public Finance Guarantee Corp.
NSUH	North Shore University Hospital
NSUHSFCEC&R	North Shore University Hospital Stern Family Center for Extended Care & Rehabilitation
NY/NJ	New York/New Jersey
NYC	New York City
NYS	New York State
NYU	New York University
PHCtr	Putnam Hospital Center
PlainH	Plainview Hospital
PSCH	Professional Service Centers for the Handicapped, Inc.
Res Rec	Resource Recovery Facility
SANC	St. Anne’s Nursing Center
SAR	St. Anne’s Residence
SCOSMC	St. Catherine of Siena Medical Center
SFUMP	Services for the Underserved - MR Programs
Shosp	Southside Hospital
SIUH	Staten Island University Hospital
SJR	St. Joseph Residence
SJRNC	St. John’s Rehabilitation and Nursing Center
SNP	Special Needs Program
SOCHOB	Sisters of Charity Hospital of Buffalo
SONYMA	State of New York Mortgage Agency
SUNY	State University of New York
TASC	Tobacco Settlement Asset-Backed Bonds
TFABs	Tobacco Flexible Amortization Bonds
UCP	United Creative Program
UCPANYS	United Cerebral Palsy Association of New York State
UCPHCAS	United Cerebral Palsy and handicapped Children’s Association of Syracuse
UCPAGS	United Cerebral Palsy Assoc. of Greater Suffolk
UDC	Urban Development Corporation
V.I.	United States Virgin Islands
VBHosp	Vassar Brothers Hospital
VMHCS	Villa Maria Health Care Services
VMNRC	Villa Marina Nursing & Rehabilitation Center
WORCA	Working Organization for Retarded Children and Adults
YAI	Young Adult Institute
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

40      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  June 30, 2017 Unaudited

Assets
Investments, at value (cost $7,156,526,513)—see accompanying statement of investments	$6,208,091,016
Cash	806,364
Receivables and other assets:
Interest	62,983,777
Investments sold on a when-issued or delayed delivery basis	17,775,978
Shares of beneficial interest sold	5,027,138
Other	2,391,808
Total assets	6,297,076,081
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	418,530,000
Payable for borrowings (See Note 9)	59,600,000
Investments purchased on a when-issued or delayed delivery basis	6,818,990
Shares of beneficial interest redeemed	5,106,902
Dividends	2,240,328
Distribution and service plan fees	1,121,624
Trustees’ compensation	1,098,097
Interest expense on borrowings	111,026
Shareholder communications	8,629
Other	559,556
Total liabilities	495,195,152
Net Assets	$5,801,880,929

Composition of Net Assets
Paid-in capital	$7,347,573,507
Accumulated net investment income	767,680
Accumulated net realized loss on investments	(598,024,761)
Net unrealized depreciation on investments	(948,435,497)
Net Assets	$5,801,880,929

41      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $4,576,889,006 and 300,578,900 shares of beneficial interest outstanding)	$15.23

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$15.99

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,645,775 and 437,080 shares of beneficial interest outstanding)	$15.20

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $855,465,760 and 56,324,816 shares of beneficial interest outstanding)	$15.19

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $362,880,388 and 23,826,465 shares of beneficial interest outstanding)	$15.23

See accompanying Notes to Financial Statements.

42      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF

OPERATIONS For the Six Months Ended June 30, 2017 Unaudited

Investment Income
Interest	$138,371,856
Expenses
Management fees	13,168,794
Distribution and service plan fees:
Class A	4,390,006
Class B	38,453
Class C	4,362,082
Transfer and shareholder servicing agent fees:
Class A	2,241,207
Class B	3,847
Class C	436,589
Class Y	151,638
Shareholder communications:
Class A	17,807
Class C	5,347
Class Y	1,480
Interest expense and fees on short-term floating rate notes issued (See Note 4)	3,533,112
Borrowing fees	2,765,099
Interest expense on borrowings	316,531
Trustees’ compensation	41,397
Custodian fees and expenses	19,797
Other	852,651

Total expenses	32,345,837
Net Investment Income	106,026,019
Realized and Unrealized Gain
Net realized gain on investments	19,411,442
Net change in unrealized appreciation/depreciation on investments	228,388,171
Net Increase in Net Assets Resulting from Operations	$353,825,632

See accompanying Notes to Financial Statements.

43      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$106,026,019	$279,702,143

Net realized gain (loss)	19,411,442	(33,996,401)

Net change in unrealized appreciation/depreciation	228,388,171	79,589,666

Net increase in net assets resulting from operations	353,825,632	325,295,408

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(117,245,590)	(268,272,685)
Class B	(172,206)	(706,914)
Class C	(19,422,118)	(44,130,555)
Class Y	(8,162,125)	(14,238,706)

	(145,002,039)	(327,348,860)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(13,644,112)	(38,383,720)
Class B	(2,667,755)	(10,119,282)
Class C	(42,061,559)	24,413,940
Class Y	89,549,849	51,561,981

	31,176,423	27,472,919

Net Assets
Total increase	240,000,016	25,419,467

Beginning of period	5,561,880,913	5,536,461,446

End of period (including accumulated net investment income of $767,680 and $39,743,700, respectively)	$5,801,880,929	$5,561,880,913

See accompanying Notes to Financial Statements.

44      OPPENHEIMER ROCHESTER FUND MUNICIPALS

STATEMENT OF CASH FLOWS For the Six Months Ended June 30, 2017 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$353,825,632
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(581,338,993)
Proceeds from disposition of investment securities	444,556,525
Short-term investment securities, net	7,389,990
Premium amortization	21,725,202
Discount accretion	(29,753,765)
Net realized gain on investments	(19,411,442)
Net change in unrealized appreciation/depreciation on investments	(228,388,171)
Change in assets:
Increase in other assets	(1,023,735)
Decrease in interest receivable	21,820,366
Decrease in receivable for securities sold	269,292,292
Change in liabilities:
Increase in other liabilities	259,038
Decrease in payable for securities purchased	(23,083,868)
Net cash provided by operating activities	235,869,071

Cash Flows from Financing Activities
Proceeds from borrowings	454,500,000
Payments on borrowings	(545,300,000)
Payments on short-term floating rate notes issued	(17,965,000)
Proceeds from shares sold	448,158,139
Payments on shares redeemed	(547,696,135)
Cash distributions paid	(27,553,036)
Net cash used in financing activities	(235,856,032)
Net increase in cash	13,039
Cash, beginning balance	793,325
Cash, ending balance	$806,364

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $119,383,152.
Cash paid for interest on borrowings—$316,245.
Cash paid for interest on short-term floating rate notes issued— $3,533,112.

See accompanying Notes to Financial Statements.

45      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$14.68	$14.68	$15.35	$14.29	$17.02	$15.98
Income (loss) from investment operations:
Net investment income[1]	0.30	0.76	0.97	1.02	0.97	0.95
Net realized and unrealized gain (loss)	0.63	0.12	(0.68)	1.00	(2.75)	1.08
Total from investment operations	0.93	0.88	0.29	2.02	(1.78)	2.03
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.38)	(0.88)	(0.96)	(0.96)	(0.95)	(0.99)
Net asset value, end of period	$15.23	$14.68	$14.68	$15.35	$14.29	$17.02

Total Return, at Net Asset Value[2]	6.46%	6.06%	1.94%	14.43%	(10.84)%	12.94%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$4,577	$4,425	$4,464	$4,996	$4,948	$6,725
Average net assets (in millions)	$4,521	$4,553	$4,794	$5,066	$6,159	$6,537
Ratios to average net assets:[3]
Net investment income	3.98%	5.05%	6.42%	6.73%	6.05%	5.67%
Expenses excluding specific expenses listed below	0.79%	0.80%	0.73%	0.72%	0.72%	0.67%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued4	0.12%	0.09%	0.07%	0.20%	0.11%	0.14%
Total expenses	1.02%	0.97%	0.86%	0.97%	0.87%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.02%	0.97%	0.86%	0.97%	0.87%5	0.86%[5]
Portfolio turnover rate	7%	33%	13%	8%	15%	10%

46      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

47      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$14.66	$14.66	$15.33	$14.28	$17.00	$15.96
Income (loss) from investment operations:
Net investment income[1]	0.24	0.65	0.84	0.89	0.82	0.80
Net realized and unrealized gain (loss)	0.62	0.10	(0.68)	0.99	(2.73)	1.07
Total from investment operations	0.86	0.75	0.16	1.88	(1.91)	1.87
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.75)	(0.83)	(0.83)	(0.81)	(0.83)
Net asset value, end of period	$15.20	$14.66	$14.66	$15.33	$14.28	$17.00

Total Return, at Net Asset
Value[2]	5.98%	5.17%	1.08%	13.41%	(11.59)%	11.91%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$7	$9	$19	$32	$46	$94
Average net assets (in millions)	$8	$14	$25	$38	$68	$115
Ratios to average net assets:[3]
Net investment income	3.28%	4.30%	5.57%	5.89%	5.09%	4.76%
Expenses excluding specific expenses listed below	1.60%	1.65%	1.59%	1.58%	1.62%	1.61%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.12%	0.09%	0.07%	0.20%	0.11%	0.14%
Total expenses	1.83%	1.82%	1.72%	1.83%	1.77%	1.80%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.82%	1.72%	1.83%	1.77%[5]	1.80%[5]
Portfolio turnover rate	7%	33%	13%	8%	15%	10%

48      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

49      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$14.64	$14.64	$15.32	$14.26	$16.99	$15.95
Income (loss) from investment operations:
Net investment income[1]	0.24	0.63	0.84	0.89	0.83	0.81
Net realized and unrealized gain (loss)	0.63	0.12	(0.69)	1.00	(2.75)	1.07
Total from investment operations	0.87	0.75	0.15	1.89	(1.92)	1.88
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.32)	(0.75)	(0.83)	(0.83)	(0.81)	(0.84)
Net asset value, end of period	$15.19	$14.64	$14.64	$15.32	$14.26	$16.99

Total Return, at Net Asset
Value[2]	6.06%	5.18%	1.02%	13.50%	(11.63)%	12.00%
Ratios/Supplemental Data
Net assets, end of period (in millions)	$855	$865	$841	$909	$868	$1,223
Average net assets (in millions)	$880	$875	$887	$903	$1,096	$1,167
Ratios to average net assets:[3]
Net investment income	3.20%	4.19%	5.57%	5.88%	5.18%	4.79%
Expenses excluding specific expenses listed below	1.60%	1.66%	1.58%	1.57%	1.59%	1.54%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.12%	0.09%	0.07%	0.20%	0.11%	0.14%
Total expenses	1.83%	1.83%	1.71%	1.82%	1.74%	1.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.83%	1.71%	1.82%	1.74%[5]	1.73%[5]
Portfolio turnover rate	7%	33%	13%	8%	15%	10%

50      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

51      OPPENHEIMER ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
Per Share Operating Data
Net asset value, beginning of period	$14.68	$14.68	$15.35	$14.29	$17.02	$15.98
Income (loss) from investment operations:
Net investment income[1]	0.30	0.77	0.99	1.04	0.99	0.97
Net realized and unrealized gain (loss)	0.65	0.13	(0.68)	1.00	(2.75)	1.08
Total from investment operations	0.95	0.90	0.31	2.04	(1.76)	2.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.40)	(0.90)	(0.98)	(0.98)	(0.97)	(1.01)
Net asset value, end of period	$15.23	$14.68	$14.68	$15.35	$14.29	$17.02

Total Return, at Net Asset Value[2]	6.57%	6.22%	2.09%	14.60%	(10.72)%	13.10%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$363	$263	$212	$231	$168	$200
Average net assets (in millions)	$307	$238	$229	$205	$198	$179
Ratios to average net assets:[3]
Net investment income	4.07%	5.17%	6.57%	6.87%	6.21%	5.78%
Expenses excluding specific expenses listed below	0.60%	0.66%	0.58%	0.57%	0.59%	0.54%
Interest and fees from borrowings	0.11%	0.08%	0.06%	0.05%	0.04%	0.05%
Interest and fees on short-term floating rate notes issued[4]	0.12%	0.09%	0.07%	0.20%	0.11%	0.14%
Total expenses	0.83%	0.83%	0.71%	0.82%	0.74%	0.73%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.83%	0.83%	0.71%	0.82%	0.74%[5]	0.73%[5]
Portfolio turnover rate	7%	33%	13%	8%	15%	10%

52      OPPENHEIMER ROCHESTER FUND MUNICIPALS

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

53      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS June 30, 2017 Unaudited

1. Organization

Oppenheimer Rochester Fund Municipals (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

54      OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

annually or at other times as deemed necessary by the Manager.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended December 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended December 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

55      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring

2017	$324,022,087
No expiration	298,898,167

Total	$622,920,254

At period end, it is estimated that the capital loss carryforwards would be $324,022,087 expiring by 2017 and $279,486,725, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $19,411,442 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$6,727,605,043 [1]

Gross unrealized appreciation	$205,328,680
Gross unrealized depreciation	(1,155,796,072)
Net unrealized depreciation	$(950,467,392)

1. The Federal tax cost of securities does not include cost of $430,953,365, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of

56      OPPENHEIMER ROCHESTER FUND MUNICIPALS

2. Significant Accounting Policies (Continued)

1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods after August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing

57      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

58      OPPENHEIMER ROCHESTER FUND MUNICIPALS

3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
New York	$—	$4,794,206,955	$—	$4,794,206,955
U.S. Possessions	—	1,403,622,963	6,443,513	1,410,066,476
Common Stock	—	—	3,817,585	3,817,585
Total Assets	$—	$6,197,829,918	$10,261,098	$6,208,091,016

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal

59      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All

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4. Investments and Risks (Continued)

inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to resell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the

61      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $123,985,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $768,900,932 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $418,530,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$13,250,000	Hudson Yards, NY Infrastructure Corp. Tender Option Bond Series 2017-XF0550 Trust	8.558%	2/15/42	$17,555,190
2,500,000	NYC GO Tender Option Bond Series 2015 XF-2040 Trust[3]	15.576	10/1/34	3,814,000
5,000,000	NYC GO Tender Option Bond Series 2015-XF2103 Trust	16.588	3/1/21	6,416,600
710,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-2 Trust	17.740	11/1/39	824,651
2,730,000	NYC HDC, Series C-1 Tender Option Bond Series 2014-XF0009-3 Trust	18.340	11/1/46	3,199,560
775,000	NYC HDC, Series C-1 Tender Option Bond Series 2015-XF0009 Trust	17.490	11/1/34	925,265
7,935,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF0238 Trust	17.710	6/15/19	12,193,238
5,395,000	NYC Municipal Water Finance Authority Tender Option Bond Series 2015-XF2141 Trust[3]	17.086	6/15/43	8,181,841
3,750,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2156 Trust[3]	16.749	7/15/37	5,722,050
6,250,000	NYC Transitional Finance Authority (Building Aid) Tender Option Bond Series 2015-XF2157 Trust[3]	15.737	7/15/37	9,713,750

62      OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$7,500,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2038 Trust[3]	8.553%	5/1/34	$9,601,200
10,170,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2039 Trust[3]	8.551	2/1/30	13,410,772
17,015,000	NYC Transitional Finance Authority (Future Tax) Tender Option Bond Series 2015 XF-2474 Trust	8.629	5/1/40	22,578,565
19,770,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-1 Trust	8.589	3/15/33	27,423,758
19,995,000	NYS DA (Sales Tax) Tender Option Bond Series 2016-XF0529-2 Trust	8.590	3/15/35	27,305,572
11,715,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF2475 Trust	8.630	2/15/33	16,068,645
13,995,000	NYS DA (State Personal Income Tax Authority) Tender Option Bond Series 2017-XF2475-2 Trust	8.630	2/15/40	18,580,182
3,980,000	NYS DA Tender Option Bond Series 2015-XF2042 Trust[3]	15.572	3/15/34	5,952,170
3,410,000	NYS HFA Tender Option Bond Series 2015-XF2134 Trust[3]	13.407	11/1/45	3,457,399
7,500,000	NYS Liberty Devel. Corp. (Bank of America Tower at One Bryant Park) Tender Option Bond Series 2015-XF2153 Trust[3]	8.861	1/15/44	8,749,200
15,585,000	NYS Liberty Devel. Corp. (One Bryant Park) Tender Option Bond Series 2015-XF2107 Trust	18.106	1/15/46	21,627,928
3,750,000	Port Authority NY/NJ Tender Option Bond Series 2015-XF2138 Trust[3]	19.694	9/15/28	4,279,500
3,335,000	Port Authority NY/NJ, 151st Series Tender Option Bond Series 2015-XF0010 Trust	14.180	3/15/35	3,635,383
20,000,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0002 Trust	8.980	11/1/35	21,251,200
7,500,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF0031 Trust	14.372	11/1/30	8,367,375
28,970,000	Port Authority NY/NJ, 152nd Series Tender Option Bond Series 2015-XF2106 Trust	9.579	11/1/35	30,907,224
5,060,000	Port Authority NY/NJ, 163rd Series Tender Option Bond Series 2015-XF0237 Trust	15.689	1/15/19	7,077,473
10,755,000	Port Authority NY/NJ, 166th Series Tender Option Bond Series 2016-XF2211 Trust	8.555	1/15/41	13,174,552
7,500,000	Port Authority NY/NJ, 3249th Series Tender Option Bond Series 2015 XF-2025 Trust[3]	9.059	7/15/36	9,408,900
7,650,000	Port Authority NY/NJ, 3264th Series Tender Option Bond Series 2015 XF-2028 Trust[3]	8.553	10/15/31	8,967,789

				$350,370,932

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option

63      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $418,530,000 or 6.65% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$6,818,990
Sold securities	17,775,978

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite

64      OPPENHEIMER ROCHESTER FUND MUNICIPALS

4. Investments and Risks (Continued)

direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

In June 2016, Congress passed the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). PROMESA established a federally-appointed fiscal oversight board (the “Oversight Board”) to oversee Puerto Rico’s financial operations and allows the Oversight Board to file cases on behalf of the Commonwealth of Puerto Rico or one of its instrumentalities to restructure debt and other obligations of the relevant entity in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code for U.S. territories, and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. In early May 2017, Title III petitions were filed for the Commonwealth of Puerto Rico and the Puerto Rico Sales Tax Financing Corporation (“COFINA”), two of the largest issuers of Puerto Rico debt. Title III petitions for Puerto Rico Highways & Transportation Authority (“PRHTA”) and Puerto Rico Electric Power Authority (“PREPA”) were subsequently filed in mid-May and early July, respectively. Title III petitions for additional Puerto Rican instrumentalities are expected to be filed. These restructuring proceedings create uncertainty as to the treatment of claims of varying degrees of seniority and the levels and priorities of payment from the affected entities.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,355,211,295
Market Value	$702,807,715
Market Value as % of Net Assets	12.11%

Concentration Risk. The Fund invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Risks may arise from geographic concentration in any state, commonwealth or territory, such as Puerto Rico, the U.S. Virgin Islands, Guam or the Northern Mariana Islands. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory such as ongoing developments in Puerto Rico may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

65      OPPENHEIMER ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class A
Sold	17,394,617	$261,122,597	32,609,260	$488,012,681
Dividends and/or distributions reinvested	6,431,457	96,573,291	14,877,203	222,477,679
Redeemed	(24,727,808)	(371,340,000)	(50,179,906)	(748,874,080)
Net decrease	(901,734)	$(13,644,112)	(2,693,443)	$(38,383,720)

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6. Shares of Beneficial Interest (Continued)

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	Shares	Amount	Shares	Amount
Class B
Sold	5,767	$85,709	1,947	$28,895
Dividends and/or distributions reinvested	9,651	144,543	40,206	599,082
Redeemed	(193,929)	(2,898,007)	(719,461)	(10,747,259)
Net decrease	(178,511)	$(2,667,755)	(677,308)	$(10,119,282)

Class C
Sold	4,515,926	$67,544,279	9,510,478	$141,984,218
Dividends and/or distributions reinvested	1,071,246	16,046,436	2,418,747	36,083,308
Redeemed	(8,341,395)	(125,652,274)	(10,319,080)	(153,653,586)
Net increase (decrease)	(2,754,223)	$(42,061,559)	1,610,145	$24,413,940

Class Y
Sold	7,640,278	$115,024,812	7,063,145	$105,551,760
Dividends and/or distributions reinvested	440,040	6,618,882	776,657	11,621,418
Redeemed	(2,131,922)	(32,093,845)	(4,392,166)	(65,611,197)
Net increase	5,948,396	$89,549,849	3,447,636	$51,561,981

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$581,338,993	$444,556,525

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $100 million	0.54%
Next $150 million	0.52
Next $1.75 billion	0.47
Next $3 billion	0.46
Next $3 billion	0.45
Next $6 billion	0.44
Over $14 billion	0.42

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active

Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	163,574
Accumulated Liability as of June 30, 2017	561,553

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until

68      OPPENHEIMER ROCHESTER FUND MUNICIPALS

8. Fees and Other Transactions with Affiliates (Continued)

distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.15% of the daily net assets of Class A shares of the Fund. Effective April 3, 2017, this rate will change to 0.25%. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
June 30, 2017	$286,565	$52,140	$4,194	$46,054

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (1.1231% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.08% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.1231%.

Details of the borrowings for the reporting period are as follows:

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9. Borrowings and Other Financing (Continued)

Average Daily Loan Balance	$62,846,409
Average Daily Interest Rate	1.004%
Fees Paid	$3,205,423
Interest Paid	$316,245

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$558,243

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ’Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Rochester Fund Municipals	1/24/17	94.1%	5.9%	0.0%

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OPPENHEIMER ROCHESTER FUND MUNICIPALS

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth S. Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All rights reserved.

75      OPPENHEIMER ROCHESTER FUND MUNICIPALS

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service • Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

76      OPPENHEIMER ROCHESTER FUND MUNICIPALS

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call US 800 225 5677 Follow US

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc. 225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0365.001.0617 August 22, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Fund Municipals

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/15/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	8/15/2017